SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
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Check the appropriate box:
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       14a-6(e)(2))
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[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-12


                            BOK FINANCIAL CORPORATION
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
     -----------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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        [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

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             -----------------------------------------------------------------
        2)  Aggregate number of securities to which transaction applies:
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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                     [BOK Financial Corporation Letterhead]


                                 March 19, 2009




To Each Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of BOK Financial Corporation to be held this year in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on Tuesday, April 28, 2009, at 11:00 a.m. local time. Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement. Also enclosed is our Annual Report to Shareholders, covering the fiscal year ended December 31, 2008.

         We hope that you will be able to attend this meeting, but all shareholders, whether or not they expect to attend the meeting, are requested to complete, date and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible.

         We look forward to seeing you at the meeting.


                                         Sincerely,


                                         /s/  George B. Kaiser
                                         ------------------------------------
                                         George B. Kaiser, Chairman of the
                                         Board of Directors



                                         /s/ Stanley A. Lybarger
                                         ------------------------------------
                                         Stanley A. Lybarger, President and
                                         Chief Executive Officer






         IF YOU PLAN TO ATTEND THE 2009 ANNUAL MEETING OF SHAREHOLDERS OF BOK FINANCIAL CORPORATION, PLEASE TAKE NOTE OF THE FOLLOWING: Due to security measures in place at the Bank of Oklahoma Tower, it will be necessary for you to check in at the Williams security desk on the plaza level of the Tower. You will be required to provide identification to receive a visitor pass.

                            BOK FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 28, 2009




Each Shareholder:

         Notice is hereby given that the Annual Meeting of Shareholders of BOK Financial Corporation (the "Company" or "BOK Financial"), an Oklahoma corporation, will be held in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on April 28, 2009, at 11:00 a.m. local time, for the following purposes:

         1. To fix the number of directors to be elected at sixteen (16) and to elect sixteen (16) persons as directors for a term of one year or until their successors have been elected and qualified;

         2.       To approve the 2009 Omnibus Incentive Plan;

         3. To ratify the selection of Ernst & Young LLP, as the Company's independent auditor for the fiscal year ending December 31, 2009; and

         4. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments thereof.

         The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to shareholders unless required by the Bylaws.

         The Board recommends that shareholders vote FOR (i) the director nominees named in the accompanying proxy statement, (ii) the approval of the 2009 Omnibus Incentive Plan, and (iii) the ratification of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending December 31, 2009.

         Only shareholders of record at the close of business on March 2, 2009, shall be entitled to receive notice of, and to vote at, the annual meeting. A complete list of shareholders entitled to vote will be available for inspection at our offices, Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma 74172.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Frederic Dorwart

                                            Frederic Dorwart, Secretary



March 19, 2009
Tulsa, Oklahoma

                            BOK FINANCIAL CORPORATION
                             Bank of Oklahoma Tower
                              Tulsa, Oklahoma 74172

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                            To be held April 28, 2009


General

         The enclosed proxy is solicited on behalf of the Board of Directors of BOK Financial Corporation for use at our annual meeting of shareholders. The annual meeting will be held on Tuesday, April 28, 2009, at 11:00 a.m. local time in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.

         These proxy materials will be mailed on or about March 19, 2009 to holders of record of common stock as of the close of business on March 2, 2009.

Voting by proxy

         You may vote at the annual meeting by completing, signing and returning the enclosed proxy card. If not revoked, your proxy will be voted at the annual meeting in accordance with your instructions marked on the proxy card. If you fail to mark your proxy with instructions, your proxy will be voted FOR the election of the sixteen (16) nominees for director listed in this Proxy Statement, FOR the approval of the 2009 Omnibus Incentive Plan and FOR the ratification of Ernst & Young, LLP as the Company's independent auditor for the fiscal year ending December 31, 2009.

         As to any other matter that may be properly brought before the annual meeting, your proxy will be voted as the Board of Directors may recommend. If the Board of Directors makes no recommendation, your proxy will be voted as the proxy holder named in your proxy card deems advisable. The Board of Directors does not know of any other matter that is expected to be presented for consideration at the annual meeting.

         Any shareholder executing a proxy retains the right to revoke it any time prior to exercise at the annual meeting. A proxy may be revoked by (i) delivery of written notice of revocation to Frederic Dorwart, Secretary, at 124 East Fourth Street, Tulsa, Oklahoma 74103, (ii) execution and delivery of a later proxy to the address indicated on the proxy card, or (iii) voting the shares in person at the annual meeting. If not revoked, all shares represented by properly executed proxies will be voted as specified therein.

Voting and quorum requirements at the meeting

         Only holders of shares of common stock at the close of business on March 2, 2009, (the "record date") are entitled to notice of and to vote at the annual meeting. On the record date, there were 68,403,285 shares of common stock entitled to vote.

         You will have one vote for each share of common stock held by you on the record date.

         In order to have a meeting it is necessary that a quorum be present. The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

         The affirmative vote of the holders of a majority of the shares present or represented at the meeting in which a quorum is present that actually vote for or against the matter is required for approval of all matters other than election of directors. Directors are elected by a majority vote, meaning that in uncontested elections a nominee for director will be elected to the Board if the number of votes cast "FOR" the nominee's election exceeds the number of votes cast "AGAINST" that nominee's election.

         George B. Kaiser currently owns approximately 61.6% of the outstanding common stock and plans to vote in person at the meeting.

Solicitation of proxies

           We are paying for all our costs incurred in soliciting proxies for the annual meeting. In addition to solicitation by mail, we may use our directors, officers and regular employees to solicit proxies by telephone or otherwise. These personnel will not be specifically compensated for these services. We will pay persons holding shares of common stock for the benefit of others, such as nominees, brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to the beneficial owner.

Annual report

         Our Annual Report to Shareholders, covering the fiscal year ended December 31, 2008, including audited financial statements, is enclosed. No parts of the Annual Report are incorporated in this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

Principal Shareholders of the Company

         To the extent known to the Board of Directors of the Company, as of March 2, 2009, the only shareholders of the Company having beneficial ownership of more than 5% of the shares of common stock of the Company are as set forth below:

                                                                Amount & Nature       Percent of
Name & Address of Beneficial Owner                           Beneficial Ownership        Class

George B. Kaiser(1)                                                 42,104,369            61.6%
P.O. Box 21468, Tulsa, Oklahoma 74121-1468

George Kaiser Family Foundation(2)                                   4,880,919             7.1
7020 South Yale, Suite 220, Tulsa, OK, 74136

Columbia Wanger Asset Management, L.P                                3,439,500             5.0
227 West Monroe Street, Suite 3000, Chicago, IL 60606

(1) Includes 1,716,453 shares owned by Assurances Company, LLC and 327,121 shares owned by Assurances Company II, LLC of which Mr. Kaiser is the sole member.

(2) On December 31, 2008, Mr. Kaiser donated 2,541,200 shares to the George Kaiser Family Foundation ("GKFF"). GKFF is an Oklahoma not for profit corporation and is a supporting organization for the Tulsa Community Foundation. Mr. Kaiser has no control over or beneficial interest in GKFF.

Security Ownership of Certain Beneficial Owners and Management

         As of March 2, 2009, there were 68,403,285 shares of common stock issued and outstanding. The following table sets forth, as of March 2, 2009, the beneficial ownership of common stock of BOK Financial, by each director and nominee, the chief executive officer (Mr. Lybarger), the chief financial officer (Mr. Nell), and the three other executive officers named in the Summary Compensation Table appearing at page 35, and, as a group, all of such persons and other executive officers not named in the table.

                                               Amount and Nature of
Name of Beneficial Owner                      Beneficial Ownership(1)                       Percent of Class(2)
------------------------                       --------------------                          ----------------

Gregory S. Allen                                         2,332(3)                                 *
C. Fred Ball, Jr.                                       61,784(4)                                 *
Sharon J. Bell                                          84,015(5)                                 *
Peter C. Boylan, III                                     4,075(6)                                 *
Steven G. Bradshaw                                      86,776(7)                                 *
Chester Cadieux, III                                       745                                    *
Joseph W. Craft III                                        264                                    *
William E. Durrett                                      88,482(8)                                 *
Daniel H. Ellinor                                       50,995(9)                                 *
John W. Gibson                                             121                                    *
David F. Griffin                                        39,737(10)                                *
V. Burns Hargis                                         29,919(11)                                *
E. Carey Joullian, IV                                    3,482(12)                                *
George B. Kaiser                                    42,104,369(13)                            61.6%(19)
Robert J. LaFortune                                     73,091                                    *
Stanley A. Lybarger                                    321,352(14)                                *
Steven J. Malcolm                                        1,246(15)                                *
Steven E. Nell                                          69,054(16)                                *
W. Jeffrey Pickryl                                      72,691(17)                                *
E.C. Richards                                            1,432(18)                                *

All directors, nominees and                         43,095,962                                  63.0%
executive officers as a group
(20 persons including the above)

* Less than one percent (1%)

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the person named.

(2) All percentages are rounded to the nearest tenth, and are based upon the number of shares outstanding as of the date set forth above. For purposes of computing the percentages of the outstanding shares owned by the persons described in the table, any shares such persons are deemed to own by having a right to acquire such shares by exercise of an option are included, but shares acquirable by other persons by the exercise of stock options are not included.

(3)  Includes 2,332 shares owned jointly by Mr. Allen and Elizabeth Allen.

(4) Includes options to purchase 54,517 shares of BOKF common stock immediately exercisable. Also includes 2,000 shares owned by Mr. Ball and Charlotte Ball, and 5,267 shares owned by C. Fred Ball, Jr. IRA.

(5) Includes 2,791 shares owned by Ms. Bell's spouse, Gregory Allen Gray. Also includes 18,440 shares owned by the J. A. Chapman and Leta M. Chapman Trust
     (1949), of which Ms. Bell is individual trustee, and 21,329 shares owned by the Leta McFarlin Chapman Trust (1974), of which Ms. Bell is co-trustee.

(6)  Includes 2,000 shares owned by Boylan Partners, LLC.

(7) Includes options to purchase 46,030 shares of BOKF common stock immediately exercisable. Also includes 19,539 shares owned by the Steven G. Bradshaw Revocable Trust, of which Mr. Bradshaw and Marla Bradshaw are trustees, 21,183 shares of restricted stock and 24 shares held in the BOk Thrift Plan.

(8) Includes 6,405 shares indirectly owned by William E. & Barbara Durrett Revocable Trust, 79,183 shares indirectly owned by American Fidelity Assurance Company, 1,121 shares indirectly owned by CPROP, INC., 199 shares indirectly owned by CELP, and 1,574 shares indirectly owned by CAMCO.

(9) Includes options to purchase 23,936 shares of BOKF common stock immediately exercisable. Also includes 22,586 shares of restricted stock and 480 shares held in the BOk Thrift Plan.

(10) Includes 38,794 shares indirectly owned by Doppler Investments, L.P.

(11) Includes 29,919 shares indirectly owned by Burns and Ann Hargis.

(12) Includes 1,869 shares indirectly owned by JCAP, LLC.

(13) Includes 1,716,453 shares owned by Assurances Company, LLC and 327,121 shares owned by Assurances Company II, LLC of which Mr. Kaiser is the sole member.

(14) Includes options to purchase 158,278 shares of BOKF Common Stock immediately exercisable and 6,462 shares of BOKF Common Stock which become exercisable within 60 days. Also includes 15,056 shares indirectly owned by Marcia Lybarger Living Trust, 7,744 shares indirectly owned by Stanley A. Lybarger, IRA, 104,418 shares of restricted stock and 24 shares held in the BOk Thrift Plan.

(15) Includes 1,246 shares indirectly owned by the Steven J. Malcolm Revocable Trust.

(16) Includes options to purchase 45,593 shares of BOKF common stock immediately exercisable. Also includes 5,048 shares of restricted stock and 339 shares held in the BOk Thrift Plan.

(17) Includes options to purchase 63,219 shares of BOKF common stock immediately exercisable. Also includes 9,075 shares indirectly owned by W. Jeffery Pickryl IRA, and 233 shares held in the BOk Thrift Plan. Mr. Pickryl's employment with the Company terminated January 20, 2009.

(18) Includes 1,432 shares indirectly owned by the Emmet C. Richards Revocable Trust.

(19) On December 31, 2008, Mr. Kaiser donated 2,541,200 shares to GKFF. GKFF is an Oklahoma not for profit corporation and is a supporting organization for the Tulsa Community Foundation. Mr. Kaiser has no control over or beneficial interest in GKFF.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees and vote required to elect nominees

         A board of sixteen (16) directors is to be elected at the annual meeting. The nominees for director who receive a greater number of shares voting "FOR" their election than "AGAINST" shall be elected as directors. You may vote the number of shares of common stock you own for up to sixteen (16) persons. Unless you otherwise instruct by marking your proxy card, the proxy holders will vote the proxies received by them FOR the election of each of the sixteen (16) nominees named below.

          If at the time of the annual meeting any of the nominees is unwilling or unable to serve, all proxies received will be voted in favor of the remainder of those nominated and for such substitute nominees, if any, as shall be designated by the board and nominated by any of the proxies named in the enclosed proxy form. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Term of office

          The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified.

Family relationships

         There are no family relationships by blood, marriage or adoption between any director or executive officer of the company and any other director or executive officer of the company.

Information about nominees

         Certain information concerning the nominees to the Board of Directors of the company is set forth below based on information supplied by the nominees. All information is as of March 2, 2009. All references in this Proxy Statement to "BOk" shall mean Bank of Oklahoma, National Association, and all references to "BOT" shall mean Bank of Texas, National Association, both of which are banking subsidiaries of BOK Financial Corporation.

                                                             Principal Occupation, Business                       First Year
                                                          Experience During Last 5 Years, and                      Became a
Name                              Age                   Directorships of Other Public Companies                    Director

Gregory S. Allen                   46     Chief  Executive  Officer,  Advance Food Company  (manufacturer  and       2005
                                          marketer of  value-added  food  products).  Mr. Allen also served as
                                          President of Advance  Food  Company from 1998 to 2008.  In addition, he is also a  director  of  Advance  Brands,  LLC  (food  processing
                                          company).   In  February  2009,  Mr.  Allen  became  a  director  of
                                          American Fidelity Corporation (insurance holding company).

C. Fred Ball, Jr.                  64     Senior  Chairman  of  BOT.  Before  joining  BOT  in  1997,  he  was       1999
                                          Executive Vice President of Comerica  Bank-Texas and later President of Comerica Securities, Inc.

Sharon J. Bell                     57     Attorney and Managing  Partner,  Rogers and Bell (Tulsa,  Oklahoma);       1993
                                          Trustee and General Counsel,  Chapman-McFarlin Interests; formerly a
                                          Director  and  President  of Red  River  Oil  Company  (oil  and gas
                                          exploration and development).

Peter C. Boylan, III               45     CEO of Boylan  Partners,  LLC  (investment  management  and advisory       2005
                                          organization)  since  March  2002.  From  April 2002  through  March
                                          2004, Mr. Boylan served as Director,  President and Chief  Operating
                                          Officer   of  Liberty   Broadband   Interactive   Television,   Inc.
                                          (broadband   interactive  television  technology  company  providing
                                          services and products to cable and  satellite  television  operators worldwide),  a company  controlled  by  Liberty  Media  Corporation.
                                          Prior  to  April  2002,  Mr.  Boylan  was   Co-President,   Co-Chief
                                          Operating  Officer,  Member of the  Office  of the  Chief  Executive
                                          Officer,  and  Director  of  Gemstar-TV  Guide  International,  Inc.
                                          (media, entertainment, technology and communications company).

Chester Cadieux, III               42     President,  CEO and Director of QuikTrip Corporation (a gasoline and       2005
                                          retail  convenience  chain) since 2002. Prior to becoming  President and CEO, Mr.  Cadieux  served as Vice President of Sales at QuikTrip
                                          Corporation.

Joseph W. Craft, III               58     President,   Chief  Executive   Officer  and  Director  of  Alliance       2007
                                          Resource  Partners,  LLP (a diversified  coal producer and marketer)
                                          since 1999.  Mr.  Craft also serves as  President,  Chief  Executive
                                          Officer  and a Director of Alliance  Holdings  GP, L.P.  Previously,
                                          Mr. Craft served as President of MAPCO Coal Inc. since 1986.

William E. Durrett                 78     Senior  Chairman  of the Board and  Director  of  American  Fidelity       1991
                                          Corporation (insurance holding company), and American Fidelity
                                          Assurance Company (a registered investment advisor).

John W. Gibson                     56     Chief Executive Officer of ONEOK,  Inc. and Chairman,  President and       2008
                                          Chief  Executive  Officer of ONEOK  Partners  GP,  LLC,  the general partner of ONEOK  Partners,  LP. Mr. Gibson  joined  ONEOK,  Inc. in
                                          May 2000 from Koch Energy,  Inc., a subsidiary  of Koch  Industries, where he was an Executive Vice President.

David F. Griffin                   43     President,  Griffin  Communications,  L.L.C.  (owns and operates CBS       2003
                                          affiliated television stations in Oklahoma); formerly President and
                                          General Manager, KWTV-9 (Oklahoma City).

V. Burns Hargis                    63     President,  Oklahoma  State  University  since March 2008.  Prior to       1993
                                          becoming OSU  President,  Mr.  Hargis served as Vice  Chairman,  BOK
                                          Financial and BOk and Director of BOSC,  Inc.  since 1997;  formerly
                                          Attorney and  Shareholder of the law firm of McAfee & Taft (Oklahoma
                                          City,  Oklahoma).  Mr.  Hargis  is  also a  director  of  Chesapeake
                                          Energy Corporation.

E. Carey Joullian, IV              48     Chairman,  President  and Chief  Executive  Officer of Mustang  Fuel       1995
                                          Corporation  and  subsidiaries;  President  and Manager,  Joullian &
                                          Co., L.L.C.; Manager, JCAP, L.L.C.

George B. Kaiser                   66     Chairman  of the  Board  of BOK  Financial  and BOk;  President  and       1990
                                          principal owner of Kaiser-Francis  Oil Company  (independent oil and gas exploration and production company).

Robert J. LaFortune                82     Self-employed   in  the   investment   and  management  of  personal       1993
                                          financial  holdings.  Mr.  LaFortune  is  also a  director  of  Apco
                                          Argentina, Inc.

Stanley A. Lybarger                59     President  and Chief  Executive  Officer of BOK  Financial  and BOk;       1991
                                          previously  President  of BOk  Oklahoma  City  Regional  Office  and
                                          Executive  Vice President of BOk with  responsibility  for corporate banking.

Steven J. Malcolm                  60     Chairman,  President  and Chief  Executive  Officer of The  Williams       2002
                                          Companies, Inc. (energy holding company); formerly, President and
                                          Chief Executive Officer of Williams Energy Services after serving as senior vice president and general manager of Midstream Gas and Liquids for Williams Energy Services.

E.C. Richards                      59     Manager,  Core  Investment  Capital,  LLC. Mr.  Richards  previously       2008
                                          served on the BOK  Financial  Board of  Directors  from 1997 through
                                          2001.



The Board of Directors recommends that you vote FOR the sixteen nominees. Proxies will be voted FOR the sixteen nominees unless otherwise specified.

                                  PROPOSAL TWO

                     APPROVAL OF 2009 OMNIBUS INCENTIVE PLAN

         The Board of Directors is proposing for shareholder approval the 2009 Omnibus Incentive Plan (the "Omnibus Plan"). The following is a summary of the terms of the Omnibus Plan. Shareholders are encouraged to read the Omnibus Plan, which is attached to this proxy statement as Appendix A, in its entirety before casting their votes. Shareholders should also review the Compensation Discussion and Analysis section of this proxy statement beginning on page 22, which outlines the Company's complete executive compensation program for named executives.

Omnibus Plan

         Once approved, the Omnibus Plan will serve as the vehicle for the Company to issue stock options and restricted stock to Company employees, including those executives participating in the Executive Incentive Plan (the "EIP") approved by shareholders in 2008. Stock options will no longer be issued under the BOK Financial 2003 Stock Option Plan. Restricted stock, which has been issued under the EIP, will now be issued pursuant to the Omnibus Plan.

Summary of Terms

o Reserved Shares. A total of 5,000,000 shares of common stock are reserved for issuance as stock options or as restricted stock or some combination of stock options and restricted stock under the Omnibus Plan.

o Administration. Stock options or restricted stock awarded pursuant to the EIP are administered by the Independent Compensation Committee of the Board of Directors. Stock options or restricted stock awarded other than pursuant to the EIP are administered by the Chief Executive Officer ("CEO").

o Eligibility. All full-time employees of BOK Financial and its subsidiaries who, in the judgment of the Committee or of the CEO make a significant impact upon the profitability of the Company through their decisions, actions, and counsel, are eligible to participate in the Omnibus Plan and to receive awards of stock options or restricted stock.

o Purchase Price. The purchase price of shares subject to stock options is the fair market value of the Company's common stock on NASDAQ on the date of the award letter notifying an employee that s/he has been selected to receive a grant of stock options. Fair market value shall be the closing price at which shares of Company common stock were sold on the valuation day as quoted by NASDAQ or, if there were no sales on that date, then on the last day prior to the valuation day during which there were sales.

o Maximum Shares. The maximum number of shares of common stock subject to stock options which may be granted to any one participant during a calendar year period is 200,000, and the maximum number of restricted shares which may be granted to any one participant during a calendar year period is 60,000.

o Vesting. With respect to stock options, one-seventh of each award of options vests and becomes exercisable on each anniversary of the award date. With respect to restricted stock, all restrictions on each award of restricted stock (other than awards issued pursuant to the EIP and special grants) shall lapse on the fifth anniversary of the date the restricted stock was issued. All restrictions on each award of restricted stock issued pursuant to the EIP lapse on the fifth anniversary of the last day of the year for which the restricted shares were issued; except for restrictions on awards of restricted stock made as result of exceeding performance targets in the EIP at the end of its performance period, in which case the restrictions lapse on the second anniversary of the last day of the year for which the shares were issued. All restrictions on each award of restricted stock issued as a special grant by the CEO at his option for hiring and retention purposes shall lapse as set out in the award letter notifying an employee that s/he has been selected to receive a grant of restricted stock.

o Expiration. Stock options must be exercised within three years of vesting or they expire.

o Non-Transferability. The stock options, the restricted stock, and the right to vote restricted shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except by will or by the laws of descent and distribution.

o Termination/Forfeiture. If the employment of the participant terminates for any reason, including death, disability, retirement, resignation or involuntary termination (with or without cause), the participant's options and restricted stock automatically terminate and are forfeited except:

     o if the CEO (as to awards made other than pursuant to the EIP), or the Independent Compensation Committee (as to awards made pursuant to the EIP), in their sole discretion, and subject to approval by the Board of Directors, extend the termination of stock options or restricted stock;

     o if termination is by reason of death or disability, the participant (or the participant's personal representative) may purchase any of the participant's stock options which the participant had the right to purchase immediately preceding the date of the participant's termination of employment, within the time period such participant, but for such termination, could have exercised such stock options;

     o if termination is by reason of resignation, retirement, or involuntary termination without cause, as defined in the Omnibus Plan, the participant may purchase, within 90 days of the termination, the stock options which the participant had the right to purchase immediately preceding the date of termination; or

     o if the participant is involuntarily terminated without cause within one year following a change in control, as defined in the Omnibus Plan, the participant may purchase, within 90 days of the participant's termination of employment, all of the participant's stock option shares, and all restrictions on the participant's restricted stock shall lapse.

o Amendment. The Board of Directors may amend or terminate the Omnibus Plan, but shareholder approval is required to: materially increase the maximum number of shares which can be issued; materially increase the benefits accruing to participants; materially modify the requirements for eligibility; or modify the Omnibus Plan in a way which requires shareholder approval by law or regulation.

o Duration. The Omnibus Plan will remain in effect until all stock options awarded under it have been exercised or have expired, or all restricted stock awarded under it are free of all restrictions, whichever is later, but no award will be made more than ten years after the date the shareholders approve the Omnibus Plan.

o Tax Effects. The Omnibus Plan is not qualified under Section 401(a) of the Internal Revenue Code. The following is only a summary of the effect of federal income taxation upon employees and the Company with respect to compensation under the Omnibus Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable. Generally, the tax effects are:

     o Unless otherwise allowed or required by tax law, the Company will be entitled to an income tax deduction (i) with regard to stock options, at the date of exercise of the stock options by the participants and
          (ii) with regard to restricted stock when the restricted stock vests. The amount of the deduction will be equal to (i) with regard to stock options, the spread between the fair market value and the option price and (ii) with regard to restricted stock, the fair market value of the restricted stock on the vesting date

     o Participants should consult their tax advisors as to the tax effect of stock options and restricted stock received under the Omnibus Plan as individual circumstances and changes to tax laws and regulations may change the tax treatment. Generally, participants will recognize income at the date of exercise of the stock options and on the vesting date of restricted stock (unless the participant elects to recognize income on the date of grant), in an amount equal to the deduction allowed to the Company. Income recognized due to the exercise of a stock option or vesting of restricted stock will be subject to withholding and reported to the employee on form W-2. Generally, participants will not be subject to any further income recognition until a taxable transaction occurs involving the vested stock (in the case of restricted stock) or the purchase of stock (in the case of stock options). The basis in the stock is equal to the fair market value at the date of exercise (for the stock options) and at the date of vesting (for the restricted stock), and future transactions will be subject to capital asset rules. However, the amount of taxable income and the basis on the restricted stock will also depend on whether the participant makes an 83(b) election under the Internal Revenue Service code.

         Vote Required. The affirmative vote of the holders of a majority of the shares of common stock, present in person or by proxy, voted at the meeting, is required for approval of the Omnibus Plan.

The Board of Directors recommends that you vote FOR the approval of the 2009 Omnibus Incentive Plan. Proxies will be voted FOR the Plan unless otherwise specified.

                                 PROPOSAL THREE

                      RATIFICATION OF SELECTION OF AUDITOR

         Ernst & Young LLP began serving as the Company's independent auditor since its inception on October 24, 1990. The Audit Committee has selected Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2009.

         While we are not required to do so, the Company is submitting the selection of Ernst & Young LLP to serve as our independent auditor for the fiscal year ending December 31, 2009, for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be available to answer shareholder questions and will have the opportunity to make a statement if they desire to do so.

The Board of Directors recommends that you vote FOR ratification of the selection of Ernst & Young LLP as the independent auditor of BOK Financial and its subsidiaries for the fiscal year ending December 31, 2009. Proxies will be voted FOR ratifying this selection unless otherwise specified.

Compensation of Directors

         All non-officer directors of BOK Financial and BOk receive a single retainer of $7,500 per year, payable quarterly in arrears in BOK Financial common stock in accordance with the BOK Financial Directors Stock Compensation Plan, whether serving on one or more of the boards of directors. Director compensation shares are issued to each director on or before the 15th day following the end of each calendar quarter during which such director served as a member of the Board of Directors of BOK Financial or BOk. The BOK Financial Directors Stock Compensation Plan further provides that the issuance price for the director compensation shares is the average of the mid-points between the highest price and the lowest price at which trades occurred on NASDAQ on the five trading days immediately preceding the end of the calendar quarter.

         All non-officer directors also are paid $500 in cash for each board of directors or committee meeting attended (provided only one fee is paid when two or more committees meet contemporaneously) and $1,000 in cash for each committee meeting chaired. No such fees are paid for meetings not attended. In addition, the Chairman of the Risk Oversight and Audit Committee receives $250 for each quarterly earnings release conference and upon application to, and subject to the discretion of, the Risk Oversight and Audit Committee, $250 for each additional substantive conference with the Company's independent auditors.

         Company Directors were paid the following amounts in 2008:
         -------------------------------- --------------------- --------------------- ------------------
                                             Fees Earned or
                                              Paid in Cash       Stock Awards(2)(3)         Total
                     Name(1)                      ($)                   ($)                  ($)
         -------------------------------- --------------------- --------------------- ------------------
         Gregory S. Allen                         8,000                7,500               15,500
         -------------------------------- --------------------- --------------------- ------------------
         Sharon J. Bell                           5,500                7,500               13,000
         -------------------------------- --------------------- --------------------- ------------------
         Peter C. Boylan, III                    13,500                7,500               21,000
         -------------------------------- --------------------- --------------------- ------------------
         Chester Cadieux, III                     8,000                7,500               15,500
         -------------------------------- --------------------- --------------------- ------------------
         Joseph W. Craft                          8,500                7,500               16,000
         -------------------------------- --------------------- --------------------- ------------------
         William E. Durrett                       1,500                7,500                9,000
         -------------------------------- --------------------- --------------------- ------------------
         John W. Gibson                           4,500                3,750                8,250
         -------------------------------- --------------------- --------------------- ------------------
         David F. Griffin                        13,500                7,500               21,000
         -------------------------------- --------------------- --------------------- ------------------
         V. Burns Hargis                          3,750                7,500               11,250
         -------------------------------- --------------------- --------------------- ------------------
         E. Carey Joullian, IV                    9,250                7,500               16,750
         -------------------------------- --------------------- --------------------- ------------------
         Judith Z. Kishner                        1,000                3,750                4,750
         -------------------------------- --------------------- --------------------- ------------------
         Thomas L. Kivisto                        4,500                3,750                8,250
         -------------------------------- --------------------- --------------------- ------------------
         Robert J. LaFortune                      6,000                7,500               13,500
         -------------------------------- --------------------- --------------------- ------------------
         Steven J. Malcolm                        9,000                7,500               16,500
         -------------------------------- --------------------- --------------------- ------------------
         Paula Marshall                           1,000                7,500                8,500
         -------------------------------- --------------------- --------------------- ------------------
         E.C. Richards                            7,000                3,750               10,750
         -------------------------------- --------------------- --------------------- ------------------

(1) George B. Kaiser is a non-officer director but is not listed as he does not receive compensation for serving as a director.

(2) Director shares were granted in 2008 at the following prices: first quarter, $52.47; second quarter, $54.95; third quarter, $47.96; and fourth quarter, $39.00.

(3) The total BOKF common stock owned by each director as of March 2, 2009 may be found in the Security Ownership of Certain Beneficial Owners and Management table on page 5.

Attendance of Meetings

         The entire Board of Directors of BOK Financial met four times during 2008. All directors of BOK Financial attended 75% of all meetings of the Board of Directors and committees on which they served, except Messrs. Craft and Joullian, who were unable to attend 75% of the meetings due to business and personal conflicts. Although BOK Financial does not have a policy with respect to attendance by the Directors at the Annual Meeting of Shareholders, Directors are encouraged to attend. Sixteen of the nineteen members of the Board of Directors attended the 2008 Annual Meeting of Shareholders. The Board of Directors intends to meet at least four times in 2009.

Director Nominations

         While the Board of Directors does not have a standing nomination committee, director candidates identified by management and members of the Board of Directors are discussed at virtually every Board of Directors meeting. The Board has no written policy on qualifications of directors; however, the understood expectation is that directors will have all of the following characteristics: (i) impeccable integrity; (ii) strong sense of professionalism, and (iii) capability of serving the interests of stockholders, and several of the following characteristics: (i) prominence in the community; (ii) significant relations with one of the Company's subsidiary banks, (iii) ability to represent the views of under-represented constituencies in the Company's market areas,
(iv) financial analytical skill and expertise, and (v) vision for social trends.

          The Board of Directors will consider director candidates recommended by stockholders if provided with the following: (i) evidence in accordance with Rule 14a-8 of compliance with stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. The Board of Directors encourages shareholder director candidate recommendations.

          Any stockholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth below under "Communication with the Board of Directors" on page 17.

Director Independence

         The Board of Directors has determined that BOK Financial is a "controlled company," as defined in Rule 4350(c)(5) of the NASDAQ listing standards, based on Mr. Kaiser's beneficial ownership of approximately 61.6% of the outstanding common stock. Accordingly, BOK Financial is exempt from certain requirements of the NASDAQ listing standards, including the requirement to maintain a majority of independent directors on the Company's Board of Directors and the requirements regarding the determination of compensation of executive officers and the nomination of directors by independent directors. Nevertheless, the Company does maintain a substantial majority of independent directors, determines upper level management compensation through an independent board committee and nominates new board members through board consensus. Further, the Risk Oversight and Audit Committee is comprised solely of independent board members in accordance with NASDAQ Rule 4350(d). Further discussion regarding determination of independence may be found in the sections entitled "Risk Oversight and Audit Committee" and "Independent Compensation Committee" herein.

Compensation Committee Interlocks and Insider Participation

         No voting member of the Compensation Committee has served as an officer of the Company, including its affiliates, at any time. None of the executive officers serve as a member of the Compensation Committee of any other company that has an executive officer serving as a member of the Company's Board of Directors. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board's Compensation Committee.

Committees of the Board of Directors

         The Risk Oversight and Audit Committee, Independent Compensation Committee and Credit Committee are described below.

Risk Oversight and Audit Committee

         During 2008, the Board of Directors of BOK Financial Corporation had a standing Risk Oversight and Audit Committee (the "Audit Committee") comprised solely of independent directors. The Board of Directors has adopted an Audit Committee charter that complies with Rule 4350(d)(1) of the NASDAQ listing standards. The Audit Committee has the responsibility and authority set forth in Rule 4350(d)(3) of the NASDAQ listing standards under the revised charter. Among other things, the Audit Committee will be responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditors, including the resolution of disagreements between management and the auditors regarding financial reporting.

         The current members of the Audit Committee are Messrs. Joullian (Chairman), Allen, Boylan, Cadieux, Gibson and Malcolm. The Board of Directors has designated Mr. Joullian as its "audit committee financial expert," as defined in Item 407(d) of Regulation S-K. All the members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the NASDAQ listing standards. Director independence is determined through the procedures described under "Related Party Transaction Review and Approval Policy" herein. The Audit Committee held five meetings in fiscal 2008 and intends to meet at least five times in fiscal 2009. The Report of the Audit Committee is on page 17 of this proxy statement.

Independent Compensation Committee

         In December 2002, the Board of Directors established an Independent Compensation Committee, consisting of independent directors, to administer a performance-based compensation plan for senior executives in accordance with the provisions of Section 162(m) of the Internal Revenue Code. The Independent Compensation Committee does not have a charter. The Independent Compensation Committee consists of Messrs. Allen (Chairman), Cadieux (non-voting), Griffin (non-voting), Kaiser (non-voting) and Malcolm. Compensation of the Chief Executive Officer, the direct reports to the Chief Executive Officer, and other officers participating in the Company's incentive plan are approved by the Independent Compensation Committee. The Committee does not delegate this authority. Compensation for all other officers is, in practice, determined by the Chief Executive Officer and Mr. Kaiser, the Chairman of the Board. The Independent Compensation Committee Report on Executive Compensation and the Executive Compensation Discussion and Analysis may be found on pages 33 and 22 respectively.

Credit Committee

         The purpose of the Credit Committee is to review and report to the Board of Directors regarding the quality of the Company's credit portfolio and trends affecting the credit portfolio. It also oversees the effectiveness and administration of credit-related policies and reviews the adequacy of the allowance for loan losses and reserve for off-balance sheet credit losses. The members of the Credit Committee are Messrs. Griffin (Chairman), Boylan, Craft, Hargis, Kaiser, LaFortune, Lybarger, and Richards. The Credit Committee met eleven times during 2008 and plans to meet at least eleven times in 2009.

Independent Director Meetings

         The Board of Directors has adopted a policy of regularly scheduled executive sessions where independent directors will meet separate from management. The independent directors plan to meet in executive session after all regularly scheduled Board of Director meetings. The independent Directors held four executive sessions during 2008. The presiding Director at the executive sessions is Mr. Kaiser. Shareholders of the Company may communicate their concerns to the non-management Directors in accordance with the procedures described below under "Communication with the Board of Directors."

Communication with the Board of Directors

         The Board of Directors of BOK Financial believes that it is important for stockholders to have a process to send communications to the Board. Accordingly, stockholders who wish to communicate with the Board of Directors, or a particular Director, may do so by sending a letter to the Investor Relations Manager of BOK Financial at P.O. Box 2300, Tulsa, Oklahoma 74192. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." Such letters should identify the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. The Investor Relations Manager and the General Counsel will independently review the content of the letters. Communications which are constructive suggestions for the conduct of the business or policies of the Company will be promptly delivered to the identified Director or Directors. Communications which are complaints about specific incidents involving banking or brokerage service will be directed to the appropriate business unit for review. Director nominations will be reviewed for compliance with the requirements identified in the section of this proxy entitled "Director Nominations", and if meeting such requirements, promptly forwarded to the Director or Directors identified in the communication.

Report of the Risk Oversight and Audit Committee

         The Risk Oversight and Audit Committee (the Committee) oversees BOK Financial Corporation's (the Company's) financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee discussed and reviewed the Company's consolidated financial statements included in the Annual Report with management and reviewed internal control over financial reporting with management and the internal auditors. This review included discussions with management regarding the quality, not just the acceptability, of accounting policies. It also included the reasonableness of significant judgments, the clarity of disclosures in the consolidated financial statements and the effectiveness of internal control over financial reporting. Management has the primary responsibility for establishing and maintaining internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The Committee reviewed internal audit reports on the effectiveness of management's assessment process, discussed internal control matters with management and reviewed the Company's compliance with legal and regulatory requirements as necessary.

         The Committee discussed and reviewed with Ernst & Young LLP, the independent registered public accounting firm, their opinion on the conformity of the Company's consolidated financial statements with accounting principles generally accepted in the United States. This discussion included their judgments as to the quality, not just the acceptability, of the Company's accounting policies. This discussion covered the required communications under audit standards established by the Public Company Accounting Oversight Board (PCAOB) and the American Institute of Certified Public Accountants (AICPA), including PCAOB Auditing Standard No. 5, An Audit of Internal Control over Financial Reporting that is Integrated with an Audit of Financial Statements and AICPA Auditing Standard No. 61, Communications with Audit Committees. The Committee has reviewed the auditors' independence and obtained the written disclosures and the letter from Ernst & Young, LLP regarding independent auditor communications with audit committees concerning independence, in accordance with applicable requirements of the PCAOB. In conducting this review, the Committee considered whether any non-audit services were compatible with maintaining the auditor's independence.

         The Committee meets at least quarterly with the Company's internal auditors and the independent registered public accounting firm regarding the overall scope and plans for their respective audits. These meetings are conducted with and without management present and the Committee discusses the results of the audits, including the auditors' evaluation of internal control over financial reporting.

         Each of the members of the Audit Committee qualifies as an "independent" Director under the current NASDAQ listing standards. The Board of Directors has appointed E. Carey Joullian IV as the "audit committee financial expert".

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

E. Carey Joullian IV, Committee Chairman
Gregory S. Allen
Peter C. Boylan, III
Chester Cadieux, III
John W. Gibson
Steven J. Malcolm

Principal Accountant Fees and Services

     Audit Fees. Fees paid to Ernst & Young LLP ("EY") for the audit of the annual consolidated financial statements included in BOK Financial's Annual Report on Form 10-K, for the review of the consolidated financial statements included in BOK Financial's Forms 10-Q for the quarters included in the years ended December 31, 2008 and 2007 and various subsidiary audits were $1,081,505 and $1,126,325 respectively.

     Audit-Related Fees. Fees paid to EY for SAS 70 reports and other audit-related functions were $67,500 and $163,000 respectively, for the years ended December 31, 2008 and 2007.

     Tax Fees. Fees paid to EY associated with tax return preparation and tax planning were $4,430 and $20,603 respectively, for the years ended December 31, 2008 and 2007.

     All Other Fees. Fees paid to EY for other services were $6,000 and $6,000 respectively, for each of the years ended December 31, 2008 and 2007.

         The Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by BOK Financial's independent auditor prior to the commencement of the specified services. 100% of the services described in "Audit Fees", "Audit-Related Fees", "Tax Fees" and "All Other Fees" were approved by the Audit Committee in accordance with BOK Financial's formal policy on auditor independence and approval of fees.

Executive Officers

     Certain information concerning the executive officers of BOK Financial, BOk, BOT, Bank of Albuquerque, N.A., Bank of Arizona, N.A., Bank of Arkansas, N.A., Bank of Kansas City, N.A., Colorado State Bank and Trust, N.A., and BOSC, Inc. is set forth below:

         Norman P. Bagwell, age 46, is Chairman and Chief Executive Officer of BOT. Mr. Bagwell has over 23 years of banking experience in Texas. Prior to joining BOT, he served as President of the Dallas Region for JPMorgan Chase, and previously served as President of the Dallas Region for Bank One.

         C. Fred Ball, Jr., age 64, is Senior Chairman of BOT. Mr. Ball was previously Chairman and Chief Executive Officer of BOT with responsibility for banking activities in the State of Texas for BOK Financial. Before joining Bank of Texas in 1997, he was Executive Vice President of Comerica Bank-Texas and later President of Comerica Securities, Inc.

         Steven G. Bradshaw, age 49, is Senior Executive Vice President of BOk, Manager of Regional Banks, including Colorado State Bank and Trust, N.A. ("CSBT") and Bank of Kansas City, N.A., International Banking and Treasury Services, Consumer Banking, Wealth Management, BOk Mortgage and Community Development, and Chairman of BOSC, Inc. Before joining BOK Financial, Mr. Bradshaw spent six years managing the brokerage operation at Sooner Federal. Mr. Bradshaw has been with BOk since 1991.

         Charles E. Cotter, age 55, is Executive Vice President and Chief Credit Officer for Bank of Oklahoma, and Manager of Credit Administration Division. Previously, Mr. Cotter acted as a Credit Concurrence Officer responsible for the approval of commercial loans, the Manager of the Specialized Lending Department and the Merchant Banking Department. Mr. Cotter has accumulated over 30 years of banking experience at BOk and Fidelity Bank, a bank acquired by BOk.

         Jeffrey R. Dunn, age 46, is Chairman, President and Chief Executive Officer of Bank of Arkansas, N.A. Previously, Mr. Dunn served as Senior Vice President of Commercial Lending. He joined BOk in 1986.

         Daniel H. Ellinor, age 47, is Senior Executive Vice President of BOk, Manager of Regional Banks, including Bank of Arizona, NA, Bank of Albuquerque, N.A. and Bank of Arkansas, Commercial Real Estate and Energy Lending, Oklahoma Commercial Banking, Business Banking Group, Dealer Financial Services, Private Equity-Merchant Banking and TransFund. Mr. Ellinor joined BOk in 2003. Previously, he served as regional president for Compass Bank in Dallas, where he oversaw Compass' North Texas operations. Prior to that time, Mr. Ellinor was Bank of America's market executive for the North Texas Commercial Banking Division.

         Mark W. Funke, age 53, is President, BOk Oklahoma City and Commercial Banking Manager, Oklahoma City. Mr. Funke is also responsible for BOk's Business Banking Group, which manages BOk's statewide small business banking efforts and all of its Community Banking Offices. He also has responsibilities for Bank of Arkansas, N.A. and serves as a director. He joined BOk in 1984 and was named to his current position in 1997. Before joining BOk, he was a commercial lender with Republic Bank in Houston for seven years.

         Scott C. Grauer, age 44, is Executive Vice President of Wealth Management and President and Chief Executive Officer of BOSC, Inc. Mr. Grauer joined BOK Financial in 1991.

         James L. Huntzinger, age 58, is Chief Investment Officer of BOk. He was previously Financial Manager, Capital Markets and Chief Investment Officer of the Trust Division. Mr. Huntzinger has been with BOk since 1982.

         Stacy C. Kymes, age 38, is Senior Vice President and Director of Capital Markets and Corporate Development, including Mergers and Acquisitions and Investor Relations. Previously Mr. Kymes served as Corporate Controller for BOK Financial. Mr. Kymes joined BOK Financial in 1996. Prior to joining BOK Financial he was with the public accounting firm of KPMG LLP.

         Stanley A. Lybarger, age 59, is President and Chief Executive Officer of BOK Financial and BOk. Mr. Lybarger joined BOk in 1974. Previously, he was President of BOk's Oklahoma City Regional Office and Executive Vice President of BOk with responsibility for corporate banking.

         Marc C. Maun, age 50, is Chairman and Chief Executive Officer of Bank of Kansas City, N.A. Mr. Maun previously served as Senior Vice President and Manager of Corporate Banking for BOk. Mr. Maun has been with BOk since 1985.

         John C. Morrow, age 53, is Senior Vice President and serves as Chief Accounting Officer. He joined BOK Financial in 1993. He was previously with Ernst & Young LLP for 10 years.

         Steven E. Nell, age 47, is Executive Vice President and Chief Financial Officer for BOK Financial and BOk. Mr. Nell previously served as Senior Vice President and Corporate Controller for BOK Financial. Before joining BOK Financial in 1992, Mr. Nell was with Ernst & Young LLP for eight years.

         Don T. Parker, age 48, is Executive Vice President and Chief Information Officer of BOK Financial. Mr. Parker joined BOK Financial in 2005. He previously served as Senior Vice President and Director of Information Services of Comerica Bank, a position he held from 1999 to 2005. Prior to joining Comerica Bank, Mr. Parker was a Senior Vice President and General Manager of Consolidation Services at National City Incorporated in Cleveland, Ohio.

         David A. Ralston, age 52, is Chairman of Bank of Arizona, N.A. He previously served as Senior Vice President and Manager of Commercial Real Estate, Tulsa. Mr. Ralston has been with BOK Financial since 1984.

         Douglas L. Ruhl, age 60, is Chairman and Chief Executive Officer for Bank of Albuquerque, N.A. He served as Senior Vice President of Mid First Bank from 2000 through 2006, before joining BOk as an Executive Vice President. Mr. Ruhl has had an executive career in banking for over 30 years.

         Ryan J. Suchala, age 32, is President of Bank of Arizona, N.A. He previously served as a Senior Vice President at Bank of Albuquerque, N.A., with responsibilities for portfolio management in Albuquerque, and also with BOT, N.A. in Dallas. Mr. Suchala began his career with BOK Financial in 2000.

     William J. Sullivan, age 45, is President and Manager of Commercial Banking for CSBT. Mr. Sullivan previously served as Senior Vice President and Manager of Compass Bank in Denver.

     Gregory K. Symons, age 56, is Chairman and Chief Executive Officer, CSBT and is responsible for commercial banking. He previously served as Chairman and Chief Executive Officer of Bank of Albuquerque, N.A. and was responsible for commercial banking in New Mexico. He previously served as a Senior Vice President for BOk. Mr. Symons has been with BOK Financial since 1976.

     Jennifer S. Thomas, age 49, is President of Bank of Albuquerque, N.A. She previously served as Executive Vice President and market executive for the Private Bank at the Bank of Albuquerque. Ms. Thomas has been with BOK Financial since 2003.

     Mark B. Wade, age 45, is President and Chief Operating Officer of BOT. Mr. Wade joined BOT in 2001 as Senior Vice President Manager, Middle Market Banking. He has worked in the banking industry for more than 23 years.

                      Compensation Discussion and Analysis

Executive Compensation Program Overview

         In 2002, the Board of Directors established the Independent Compensation Committee (for purposes of this analysis the "Committee") to administer performance-based compensation plans for senior executives in accordance with the provision of Section 162(m) of the Internal Revenue Code. The Committee, the voting members of which are independent within the meaning of 162(m), has responsibility for establishing, implementing and approving the Company's general compensation philosophy with regard to the senior executive officers who participate in the Company's Executive Incentive Plan which was approved by shareholders in 2003. The Committee receives guidance from the Chief Executive Officer (the "CEO") , who assists in evaluating employee performance, recommending business performance targets and objectives and suggesting salary levels and awards for executives (other than himself).

         The BOK Financial executive compensation program is designed to attract and retain executives whose judgment, leadership abilities and special efforts result in successful operations for the company and an increase in shareholder value. Various components of the program work together to:

     o  Reward sustained, above peer performance
     o  Encourage both individual performance and teamwork
     o  Link compensation to operational results
     o  Align executive interests with shareholder interests
     o  Keep BOK Financial compensation competitive with peer banks
     o  Create long-term commitment to the Company

         The BOK Financial executive compensation program includes:

     o  Salary
     o  Executive Incentive Compensation (annual and long-term)
     o  Pension Plan
     o  401(k) Thrift Plan
     o  Deferred Compensation

     The Committee meets as often as necessary to perform its duties and responsibilities. The Committee met two times in 2008 and its members included Gregory S. Allen (Chairman), Chester E. Cadieux, III (non-voting), David F. Griffin (non-voting), George B. Kaiser (non-voting) and Steven J. Malcolm.

         Throughout this proxy statement, the Chief Executive Officer, Chief Financial Officer and the other individuals included in the Summary Compensation Table on page 35, are referred to as the "named executives".

Executive Compensation in the Current Economy

         In 2008, BOK Financial management produced well above average results in a challenging economy. In a year when many financial institutions experienced losses, BOK Financial generated $153 million in earnings. BOK Financial's 2008 earnings per share growth, the primary measure for BOK Financial's performance-based executive compensation, outperformed its Peer Group earnings per share median by 295.4%, ranking BOK Financial in the upper third of the Peer Group. For a list of institutions contained in the 2008 Peer Group see page 26.

         While many financial institutions sought additional capital in 2008, BOK Financial's capital remained significantly above regulatory "well capitalized" levels. BOK Financial's strong capital position allowed management to forego participation in the Treasury's Capital Purchase Program, an element of the Troubled Asset Relief Program ("TARP"). Because BOK Financial did not take TARP funds, BOK Financial is not subject to the various executive compensation restrictions, disclosures and certifications mandated by TARP.

         Even though BOK Financial is not subject to TARP, the Compensation Committee has independently decided to complete a full review of executive compensation, for all management levels, in 2009. While BOK Financial's performance in the current economy supports the effectiveness of the Executive Incentive Plan initiated in 2003, the Committee believes continued evaluation and refinement of the Executive Incentive Plan is necessary to maximize shareholder value.

     Promoting Long Term Growth and Discouraging Excessive Risk Taking

         In beginning its 2009 review, the Compensation Committee revisited the structure of the Executive Incentive Plan to re-evaluate whether the Executive Incentive Plan encourages long term, sustained growth rather than excessive risk taking for short term profits. The Committee considered the i) length of the performance period, ii) amounts of equity ownership, iii) vesting periods for stock options and restricted stock and iv) emphasis of shareholders and management on long term growth. The Committee found these elements of compensation sufficient to discourage excessive risk taking and emphasize long term growth.

     Five Year Performance Period

         The Executive Incentive Plan, as originally implemented, creates a rolling five year performance period. The earnings per share growth for annual incentive is measured by comparing the earnings per share growth of the median of the Peer Group for a trailing two-year period determined as of the end of the year in respect to which the annual incentive is to be paid (i.e. a two year look back from the date annual incentive is paid). The earnings per share growth for long-term incentive is determined for the trailing three-year period determined at the end of the three-year performance period (i.e. a three year look ahead from the dates long-term incentive awards are made).

         Spreading the vesting of performance awards over a five year period creates a disincentive to inflate earnings or performance in any one year to the detriment of other years, encouraging consistent, long term performance.

     Significant Equity Ownership

         All long-term executive compensation is paid in stock options or restricted stock. In 2008, 41% of compensation to named executives was awarded as equity. Stock ownership guidelines require the CEO to own BOK Financial stock in an amount not less than five times his base salary. All other named executives must own company stock in an amount not less than three times such executive's annual salary. The result is that BOK Financial executive officers own, and must continue to hold, a significant amount of BOK Financial stock at all times. For a further accounting of BOK Financial named executive equity ownership positions see page 5.

     Lengthy Vesting Period for Stock Options and Restricted Stock

         Stock option grants vest over a seven year period and restricted stock grants vest in total after five years. According to a recent review of BOK Financial's peer group, typical vesting periods for stock options is 3-4 years and restricted stock is 3-5 years. BOK Financial's extended vesting periods create a long term commitment to the Company and a motivation for ongoing success.

     Shareholder and Chief Executive Officer Emphasis on Long Term Success

         Mr. George Kaiser, the largest BOK Financial shareholder and Chairman of the BOK Financial Board, and Mr. Stan Lybarger, BOK Financial President and Chief Executive Officer, emphasize a long term approach to management, reducing pressure on executives to realize short term gains to the detriment of overall long term success.

     Evaluating Executive Compensation Relative to Peer and Overall Earnings Performance

          By basing the Executive Incentive Plan on Peer Group comparison, the Company avoids penalizing executives for general industry and economic downturns and encourages executives to produce the best possible results in good and bad economic times. Currently, all the named executive officers (other than the CEO and CFO) receive 40% of their annual incentive based on Company per share earnings growth compared to Peer Group per share earnings growth ("EPS Growth") and 100% of their long-term incentive based on EPS Growth. The CEO and CFO annual and long-term incentive is based 100% on EPS Growth. In 2008, the Company's EPS Growth out performed the Peer Group earnings per share growth median by 295.4%.

         The Compensation Committee's goal has always been to provide competitive remuneration to executives to enable BOK Financial to hire and retain top talent. The Committee has reviewed previous years' earnings per share performance relative to the peer group and compensation paid to named executive officers relative to compensation paid for similar positions at peer banks. In 2007, the earnings per share ranking for BOK Financial relative to the peer group was 84.2% and the total compensation paid ranking (for named executives) relative to peer group was 68.4%. In 2006, the earning per share ranking for BOK Financial relative to the peer group was 70% and the total compensation paid ranking (for named executives) relative to peer group was 64.6%. For additional information regarding the determination of peer group see page 26.

         The Compensation Committee is sensitive to the fact, based on experience during previous unfavorable economic cycles, that reducing executive compensation during a downturn could result in poor morale, diminished motivation and loss of good people to other financial institutions and industries. Executives, like shareholders, are experiencing the effects of the economy and lower earnings on the BOK Financial stock price. As of February 5, 2009, based on a stock price of $36.01 compared to a May 15, 2008 stock price of $60.84, BOK Financial named executives lost $5,621,990 in exercisable stock option value, $7,949,913 in non-exercisable stock option value, and $2,265,415 in restricted stock value. Further, as of February 5, 2009, all stock option value for awards made after 2003 had been eliminated. It is likely that a significant number of options will expire out of the money. By maintaining current compensation levels, the Company may better position BOK Financial to work through these difficult times and take full advantage of the eventual economic turnaround.

         While the Compensation Committee feels the use of peer performance comparison has been successful in motivating executives to drive performance and maximize earnings for shareholders, during the 2009 review the Compensation Committee plans to analyze and consider whether it would benefit shareholders to base executive compensation, in whole or in part, upon absolute performance as opposed, or in addition, to Peer Group comparison.

Factors Used for Establishing Executive Compensation

         The following is an explanation of the primary data, metrics and criteria used by the Committee to determine compensation as more fully described in "Components of Compensation" below:

         Earnings Per Share Growth Compared to Peers

          o EPS Growth is used to measure both the annual and long-term incentive under the Executive Incentive Plan.

          o    The Committee  views EPS Growth as an important  variable used in
               public  markets  to  measure   profitability  and  determine  the
               company's stock price and, thus, shareholder value.

         Net Direct Contribution

          o Net Direct Contribution is a mathematical calculation which is designed to compare the actual financial contribution of a business unit to its planned performance. Net Direct Contribution is determined, generally, by calculating the net operating income of a business unit and subtracting loan charge offs and activity charges. Activity charges typically include information technology, accounting and other back-office services provided by one business unit to another.

          o Prior to the beginning of the new fiscal year, the CEO asks executives to develop business plans which include anticipated expenses and targeted revenue for their respective areas of responsibility (the "Net Direct Contribution Plans"). The CEO and CFO, in concert with the responsible executive, review and modify the Net Direct Contribution Plans. The CEO and CFO then aggregate the Net Direct Contribution Plans to develop an overall Company-wide budget and plan (the "Annual Plan"). The Annual Plan is presented to the Company board of directors for review and comment.

          o For Mr. Bradshaw, Net Direct Contribution was linked to the financial performance of the Consumer Banking, Mortgage Banking and Wealth Management Groups. For Mr. Pickryl, Net Direct Contribution was linked to the financial performance of the regional banking group which consists primarily of commercial banking activities in Texas, New Mexico, Colorado and Arizona. For Mr. Ellinor, Net Direct Contribution was linked to financial performance of Commercial Banking in Oklahoma, Kansas City and Arkansas.

          o    Linking   compensation  to  Net  Direct  Contribution   motivates
               executives to achieve superior results in their particular business units, contributing to Company wide profitability.

         Individual Performance Goals

          o At the beginning of each year, the CEO meets with each of the named executives to establish individual performance goals.

          o Progress is discussed with each executive periodically throughout the year.

         Peer Group Compensation Data

          o The Company's internal compensation group completes an annual peer review of executive compensation using publicly available information, including proxy statements.

          o The Independent Compensation Committee uses this information to assist in setting salary and executive incentive plan targets.

         BOK Financial's Peer Group is determined annually and includes:

          o In 2008, the Compensation Committee recommended the change to a 20 bank holding company peer group from a 26 bank holding company peer group believing a reduction in peer group size will cause the peer group to contain more similarly situated and like institutions. The 20 bank holding company peer group will include 10 financial institutions directly above and below the Company in asset size. The shareholders of the Company approved this change in peer group at the 2008 Annual Shareholders' meeting to be effective for the 2009 compensation year.

         For 2008 the Peer Group (the "Peer Group") included 26 bank holding companies directly above and below the Company in asset size:

                                    Name                                        Total Assets((1))
                              --------------------------------------------------- ---------------
                              Regions Financial Corp                                 146,247,810
                              --------------------------------------------------- ---------------
                              Fifth Third Bancorp                                    119,764,000
                              --------------------------------------------------- ---------------
                              KeyCorp                                                104,531,000
                              --------------------------------------------------- ---------------
                              Northern Trust Corporation                              82,053,600
                              --------------------------------------------------- ---------------
                              Comerica Inc                                            67,548,000
                              --------------------------------------------------- ---------------
                              M & T Bank Corp                                         65,815,757
                              --------------------------------------------------- ---------------
                              Marshall & Ilsley                                       63,824,000
                              --------------------------------------------------- ---------------
                              Zions Bancorp                                           55,092,791
                              --------------------------------------------------- ---------------
                              Huntington Bancshares                                   54,311,602
                              --------------------------------------------------- ---------------
                              Synovus Financial Corp                                  35,683,160
                              --------------------------------------------------- ---------------
                              First Horizon National                                  31,021,980
                              --------------------------------------------------- ---------------
                              Colonial BancGroup                                      26,035,578
                              --------------------------------------------------- ---------------
                              Associated Bancorp                                      24,192,067
                              --------------------------------------------------- ---------------
                              Webster Financial                                       17,583,537
                              --------------------------------------------------- ---------------
                              Commerce Bancshares, Inc.                               17,532,447
                              --------------------------------------------------- ---------------
                              First Citizens Bancshares                               16,745,662
                              --------------------------------------------------- ---------------
                              TCF Financial Corp                                      16,740,357
                              --------------------------------------------------- ---------------
                              City National Corp                                      16,455,515
                              --------------------------------------------------- ---------------
                              Fulton Financial Corp                                   16,185,106
                              --------------------------------------------------- ---------------
                              Cullen/Frost Bankshares                                 15,034,000
                              --------------------------------------------------- ---------------
                              Valley National Bancorp                                 14,718,129
                              --------------------------------------------------- ---------------
                              Susquehanna Bancshares                                  13,682,988
                              --------------------------------------------------- ---------------
                              South Financial                                         13,602,326
                              --------------------------------------------------- ---------------
                              UCBH Holdings                                           13,526,809
                              --------------------------------------------------- ---------------
                              BancorpSouth, Inc                                       13,480,218
                              --------------------------------------------------- ---------------
                              Citizens Republic                                       13,086,016
                              --------------------------------------------------- ---------------
                              BOK Financial Corp                                      22,734,648
                              --------------------------------------------------- ---------------

(1) For period ending December 31, 2008.

o The Company uses Peer Group compensation as a guide to establishing Company compensation, but does not attempt to exactly replicate the Peer Group average. The following table presents the median Peer Group annual and long-term incentive payments as a percentage of an executive's base salary compared with the Company's annual and long-term incentive payments as a percentage of an executive's base salary:

   ------------------------- -------------------------------------------- ---------------------------------------------
                             Company Incentive Payments as a Percentage       Peer Group Incentive Payments as a
                                     of Base Salary - 2008                    Percentage of Base Salary - 2007(1)
   ------------------------- -------------------------------------------- ---------------------------------------------
                                  Annual        Long-Term       Combined       Annual        Long-Term       Combined
                                                                Annual &                                     Annual &
                                                               Long-Term                                     Long-Term
   ------------------------- ------------- ---------------- ------------- -------------- --------------- --------------
   CEO                           150%           240%            390%           38%            128%           166%
   ------------------------- ------------- ---------------- ------------- -------------- --------------- --------------
   CFO                           100%           150%            250%           48%            116%           164%
   ------------------------- ------------- ---------------- ------------- -------------- --------------- --------------
   All other named               56%            150%            216%           42%            95%            137%
   executive officers
   ------------------------- ------------- ---------------- ------------- -------------- --------------- --------------
   EPS Growth                 -15.24%(2)      -8.98%(3)                    -51.53%(4)       -36.80%(5)
   ------------------------- ------------- ---------------- ------------- -------------- --------------- --------------

(1)  Represents 2007 compensation disclosed in 2008 proxy statements.

(2) Earnings per share growth of the Company for a trailing two-year period determined as of December 31, 2008.

(3) Earnings per share growth of the Company for a trailing three-year period determined as of December 31, 2008.

(4) Earnings per share growth of the median of the Peer Group for a trailing two-year period determined as of December 31, 2008.

(5) Earnings per share growth of the median of the Peer Group for a trailing three-year period determined as of December 31, 2008.

Components of Executive Compensation

         Salary - Executives receive a base salary which is paid in cash twice monthly. Each year the Compensation Committee reviews executive base salaries to determine if adjustments should be made in view of a change in executives' roles and responsibilities, value added to the company, individual performance, experience, evaluation of peer data, and overall success of the company. The Committee considers the reports of performance and recommendations of the CEO, as well as peer data compiled by the Company's internal compensation group and the independent consultant. The Compensation Committee has historically sought to align executive compensation with the peer group average for related executive roles and experience.

         Executive Incentive Compensation - The Executive Incentive Plan allows the named executives, and certain executives that report directly to, or are designated by, the CEO, to earn i) an annual cash incentive, which has historically been paid in the first quarter of the year following that to which the service relates, and ii) long-term incentive, which is paid in stock options or performance shares, or a combination thereof (at the option of the executive). Stock options and performance shares are awarded on the second Friday of January. The number of options and/or shares is subsequently adjusted at the end of the three year performance period discussed below.

         Annual Incentive - Annual incentive is based on a combination of EPS Growth and Net Direct Contribution, subject to downward adjustment for failure to meet individual performance goals. The

Compensation Committee receives recommendations from the CEO and determines the allocation between EPS Growth and Net Direct Contribution to be used in calculating each named executive's annual incentive. Currently, all named executive officers (other than the CEO and CFO) receive 60% of their annual incentive based on Net Direct Contribution and 40% of their annual incentive based on EPS Growth. Because the responsibilities of CEO and CFO are not tied to any one business unit but include the Company as a whole, their annual incentive is based only on EPS Growth.

         The target annual incentive compensation has historically been 50 to 60% of the named executives' annual salaries except the target has been 75% of annual salary for the CEO. A participant earns an annual incentive based on a matrix where 33% of the targeted annual incentive compensation is earned if 80% of the goal is met, 100% of the targeted incentive compensation is earned if 100% of the goal is met, and 200% of the targeted incentive compensation is earned if 120% of the goal is met, as illustrated in the following matrix:

Annual Incentive Grid Graph shown here. Data points reflected below.

Actual vs. Goal        Incentive Payout
80%                      33%
85%                      50%
90%                      67%
95%                      83%
100%                     100%
105%                     125%
110%                     150%
115%                     175%
120%                     200%

         EPS Growth for annual incentive is measured by comparing the earning per share growth of the median of the Peer Group for a trailing two-year period determined as of the end of the year in respect to which the annual incentive is to be paid.

         The EPS Growth target for its named executives is 100% attained if the Company's EPS Growth is equal to the median of the Peer Group earnings per share growth for a trailing two-year period determined as of the end of the year in respect to which the annual incentive is to be paid. In 2008, the trailing two year EPS Growth of BOK Financial was -15.24%, compared to the median trailing two year EPS Growth of the peer banks identified herein of -51.53%. As a result, named executive officers attained 338.03 % of their EPS Growth goal for 2008. Because Company EPS growth compared to peer EPS growth exceeded the maximum performance target of 120%, each named executive officer earned the maximum annual incentive payment of 200%.

         The Net Direct Contribution target for the three named executives (other than the CEO and CFO whose annual incentive is based solely on EPS Growth), is 100% of the planned Net Direct Contribution for such executive's respective area of responsibility. For 2008, the Net Direct Contribution targets were as follows (in thousands): Mr. Bradshaw - $184,038; Mr. Ellinor - $182,114; Mr. Pickryl - $187,703. For 2008, the named executives attained their Net Direct Contribution targets as follows: Mr. Bradshaw attained 104%, Mr. Ellinor attained 55% and Mr. Pickryl attained 79%. When averaged with the 2007 results, the results of Net Direct Contribution performance equates to an annual incentive payment of approximately 100% of target for Mr. Bradshaw, 77% of target for Mr. Ellinor and 90% for Mr. Pickryl.

         Long-term Incentive - Long-term incentive is based solely on EPS Growth, subject to downward adjustment for failure to meet individual performance goals. The target has historically been 100% of annual salary for all named executives other than the CEO whose target is 160% of annual salary.

         An executive earns long-term incentive based on a matrix pursuant to which 25% of the targeted long-term incentive compensation is earned if the goal, less five percentage points, is met, 100% of the targeted long-term incentive compensation is earned if 100% of the goal is met, and 150% of the targeted long-term compensation is earned if the goal plus five percentage points is met, as illustrated in the following matrix:

Options / Performance Shares Graph shown here.  Data points reflected below.

Performance Level               % of Base
-5 p.p.                         25%
-4 p.p.                         40%
-3 p.p.                         55%
-2 p.p.                         70%
-1 p.p.                         85%
0 p.p.                          100%
1 p.p.                          110%
2 p.p.                          120%
3 p.p.                          130%
4 p.p.                          140%
5 p.p.                          150%

         EPS Growth for long-term incentive is measured by comparing the earnings per share growth of the median of the Peer Group for the trailing three-year period determined at the end of the three-year performance period.

         The goal is equal to the median EPS Growth of the BOK Financial Peer Bank for the trailing three-year period determined at the end of the three-year performance period. In 2008, the trailing three year EPS Growth of the Company was -8.98% compared to the average trailing three year EPS Growth of the Peer Group of -36.80%. This resulted in an earned long-term incentive award of approximately 168% of base for each named executive officer.

         Long-term incentive awards are paid in stock options or performance shares, or a combination thereof, at the option of the named executive. This flexibility allows named executives to choose the kind of award best suited to their financial needs, age from retirement, and other personal factors.

         Stock option grants vest over a seven year period. Performance shares vest only on the fifth anniversary of the last day of the year for which the performance shares were issued and must be held for three years unless company stock ownership guidelines are met. Current stock ownership guidelines require the CEO to own company stock in an amount not less than five times his base salary. All other named executives must own company stock in an amount not less than three times salary. Shares owned outright, performance shares, and value of in-the-money stock options are included in the calculation of ownership amounts.

         Up to fifty percent of the annual incentive compensation and fifty percent of the long-term compensation may be adjusted downward at the discretion of the Committee. The CEO recommends downward adjustments based on failure of named executives to obtain satisfactory results and attain individually assigned goals.

         The CEO establishes these individually assigned goals at the beginning of the fiscal year and reviews them with each named executive on a quarterly basis. The goals are related to specific business objectives in each individual executive's area of responsibility. In 2008, there were no material adjustments made to any of the individual goals. The CEO did not recommend downward adjustments for any of the named executives except Mr. Pickryl whose compensation was adjusted downward by 50%. Neither the CEO nor the Committee has the authority to adjust the annual and long-term incentive target payments upwards once they have been established at the beginning of the year.

         The Committee established higher annual incentive target and long-term incentive targets for Mr. Lybarger than for other named executives after reviewing peer data which reflected combined higher annual and long-term incentive compensation targets for CEOs compared to other named executives. Combined annual and long-term incentive targets for all named executives, including the CEO, are generally set to reflect the median of the BOK Financial Peer Group.

          Thrift Plan - Executive may contribute to the BOk Thrift Plan, a 401(k) eligible plan. Employee contributions are matched by the company up to 6% of the base compensation based on years of service. Participants may direct the investments of their accounts in a variety of options, including BOK Financial common stock.

         Pension Plan - The Pension Plan was established in 1987 as a cash balance defined benefit pension plan. Benefits are determined based on a hypothetical account balance that accumulates over time. The account balances grow based on a 5.25% interest credit on prior balances. In 2006, the company curtailed its contributions to the pension plan for all employees, including named executives; however, the hypothetical amounts continue to grow based on interest credit.

         Special Grants - In 2001, BOk adopted a plan to extend the life of stock options granted in 1997, 1998 and 1999 by two years. Each year, on the day that one-seventh of the 1997, 1998 and 1999 options expire, new stock options are granted in the same number (the "Special Options"). The Special Options vest two years after the grant date and expire 45 days after vesting. The exercise price for the Special Options is the market value for BOK Financial common stock on NASDAQ on the day of grant.

         Deferred Compensation - The named executives are each party to an individual Deferred Compensation Agreement that permitted, until year-end 2004, the deferral of certain compensation. The CEO is the only named executive officer that is party to an Amended and Restated 409A Deferred Compensation Agreement which currently allows awards of performance shares and options to be deferred. The executive Deferred Compensation agreements are discussed in further detail under "Nonqualified Deferred Compensation" on page 47.

         Perquisites and Other Personal Benefits - Other than the participation in the plans and programs described above, benefits which are very immaterial in nature, or benefits which are provided to employees generally such as health and dental insurance, the Company does not provide perquisites or other personal benefits to named executive officers.

Compensation Philosophy and Objectives

         The BOK Financial executive compensation program has many objectives, all of which are designed to enhance Company value. Because no single type of compensation award or performance criteria could achieve all objectives, several types of compensation performance criteria and awards are used to achieve the maximum benefit from executive compensation.

         There is no pre-established policy or target for allocating executive compensation between cash and equity, long-term and short-term. Rather, the Committee considers its varied objectives, personal performance, company performance and data regarding peer group compensation to establish the appropriate level and mix of incentive compensation. The Committee has generally chosen not to consider the benefits to named executives from previously awarded compensation other than to establish a baseline for future compensation.

         Company executive compensation objectives include:

         Sustained, Above Peer Performance - BOK Financial rewards sustained, above peer performance through a five year compensation continuum in the Executive Incentive Plan consisting of a two year EPS Growth look back for annual compensation and a three year forward looking EPS Growth for long-term.

         Individual Performance and Teamwork - Annual incentive compensation promotes individual performance with a percentage of annual incentive compensation being based on Net Direct Contribution (except for the CEO and CFO) and a percentage being based on EPS Growth, with potential downward adjustments for failure to meet individual performance goals. Long-term compensation, based entirely on EPS Growth, promotes teamwork by rewarding success of the Company as a whole.

         Link Compensation to Operational Results - By using EPS Growth and Net Direct Contribution as the metrics for performance, both annual and long-term compensation are directly tied to financial performance of the Company. The Committee also considers the financial success of the Company when determining salary.

         Competition with Peer Banks -To attract and retain a superior executive, BOK Financial strives to provide levels of compensation comparable to competitor banks. The Committee considers peer compensation data when establishing salary and incentive compensation targets.

         Align Executive Interests with Shareholder Interests - While BOK Financial does not have a specific policy or target for determining the allocation between equity and cash awards, the Company does promote equity ownership to align executive interests with shareholder interests. All long-term executive compensation is paid in stock options or performance shares. Stock ownership guidelines require the CEO to own company stock in an amount not less than five times his base salary. All other named executives must own company stock in an amount not less than three times base salary. Executives who fail to meet the stock ownership guidelines may not sell restricted stock after it vests.

         Long-term Commitment to the Company - BOK Financial values company experience and stability of operations. BOK Financial promotes loyalty through an extended seven year stock option vesting period and a five year performance share vesting period. Further, long-term incentive is earned after a three year performance period.

         For additional discussion regarding compensation philosophies and objectives see "Executive Compensation In the Current Economy" on page 22.

Change in Control and Termination Benefits

            The Company has a limited number of changes in control benefits for executive officers. If an executive, or any employee of BOK Financial, is terminated within one year after a "change in control" (as defined in footnote 3 on page 50), and such termination is other than "for cause" (as defined in footnote 2 on page 50), then all unvested performance shares and stock options he or she has been granted vest. Stock options must then be exercised within 90 days of the change in control. Mr. Lybarger's employment agreement provides that Mr. Lybarger may terminate his employment agreement upon a "change in control" (as defined in footnote 4 on page 48) and receive severance and other benefits more fully described on page 48. These change in control benefits have been in effect since the creation of the BOK Financial stock option plan and the initial employment agreement with Mr. Lybarger in 1991. The Company believes the provisions are generally in line with current market practices and has seen no reason, to this point, to provide additional change in control protection.

     Executive officers receive the same severance benefits as other BOK Financial employees which are based upon the amount of time a person has been employed by the Company. Mr. Lybarger, Mr. Pickryl, Mr. Bradshaw and Mr. Ellinor are entitled to receive additional severance pursuant to their employment agreements as more fully described in Potential Payments Upon Termination found on pages 49-50. The Company believes that the severance and termination payments help recruit and retain senior executives by protecting them in the event their positions are adversely impacted by an unexpected change in circumstance and are consistent with those offered by competitors.

Stock Option Grant Policy

         In 2004, BOK Financial initiated a policy of granting all Company stock options, to both named executives and all other Company employees, on the first business Friday in January (other than the "Special Options" described above). This date was chosen by the Chief Executive Officer and the Chairman of the Board and is also the date that performance shares are awarded pursuant to the Executive Incentive Plan. In 2006, the pre-established grant date was changed to the second business Friday in January to account for administrative challenges during the holiday season (the "Grant Date").

         All stock options awarded by BOK Financial are priced at the market value for BOK Financial common stock on NASDAQ as of the Grant Date. There is no program or policy to coordinate the granting of options with the release of material non-public information as all grants occur on the Grant Date, including those made to new executive officers.

Tax and Accounting Considerations

         Section 162(m) of the Internal Revenue Code - Both annual incentive and long-term awards made pursuant to the Executive Incentive Plan are designed to comply with Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly-held company is allowed to deduct each year for the compensation paid to each of the corporation's chief executive officer and three most highly compensated executive officers other than the chief financial officer. However, performance-based compensation determined in accordance with IRS regulations is not subject to the limit. In order to qualify as performance-based compensation, payments must be computed on the basis of an objective, performance-based standard determined by a committee that consists solely of two or more voting outside directors and the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to and approved by the shareholders.

         Section 409A of the Internal Revenue Code - If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Internal Revenue Code, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to substantial risk of forfeiture. In such case, the Service Provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit included in the income. The Company believes all deferred compensation benefits currently comply with 409A.

         Accounting for Stock Based Compensation - Effective July 1, 2003, the Company adopted the expense recognition provisions of the Statement of Financial Accounting Standards ("FAS") No. 123, "Accounting for Stock-Based Compensation" by restating prior years' financial statements. The subsequent adoption of FAS 123(R) did not significantly affect the Company's financial statements.

Compensation Committee Report

         The Compensation Committee held two meetings during fiscal year 2008. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and delivered to shareholders.

INDEPENDENT COMPENSATION COMMITTEE

Gregory S. Allen (Chairman)
Chester E. Cadieux, III (non-voting)
David F. Griffin (non-voting)
George B. Kaiser (non-voting)
Steven J. Malcolm

                      Equity Compensation Plan Information

         The following table provides information about the Company's equity compensation plans in effect at December 31, 2008. Plans included in the following table consist of the BOK Financial 1997, 2000, 2001 and 2003 Stock Option Plans, as well as the 2003 Executive Incentive Plan and the BOK Financial Directors Stock Compensation Plan. The material features of the various stock-based compensation plans are described within Note 13 of the Company's Notes to Consolidated Financial Statements, which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2009.


----------------------------- ---------------------------- ----------------------------- ----------------------------
                                                                                            Number of securities
                                                                                           remaining available for
                                                                                            future issuance under
                              Number of securities to be    Weighted-average exercise     equity compensation plans
                                issued upon exercise of        price of outstanding         (excluding securities
                                 outstanding options,         options, warrants, and       reflected in the first
       Plan Category           warrants, and rights (2)             rights(2)                    column)(2)
----------------------------- ---------------------------- ----------------------------- ----------------------------
Equity compensation plans
approved by security
holders: stock options                          3,575,468                        $45.77                 3,094,200(1)
----------------------------- ---------------------------- ----------------------------- ----------------------------

Non-vested common shares                          137,958                Not applicable                      193,560
----------------------------- ---------------------------- ----------------------------- ----------------------------

Sub-total                                       3,713,426                                                  3,287,760
----------------------------- ---------------------------- ----------------------------- ----------------------------
Equity compensation plans
not approved by security
holders                                              None                          None                         None
----------------------------- ---------------------------- ----------------------------- ----------------------------

Total                                           3,713,426                                               3,287,760(1)
----------------------------- ---------------------------- ----------------------------- ----------------------------

(1) Includes 465,387 shares of common stock which may be awarded pursuant to the BOK Financial Directors Stock Compensation Plan.

(2) As of December 31, 2008.

                          Executive Compensation Tables

                           SUMMARY COMPENSATION TABLE

        The following table sets forth summary information concerning the compensation for the past three fiscal years of those persons who were, at December 31, 2008, (i) the Chief Executive Officer (Mr. Lybarger), (ii) the Chief Financial Officer (Mr. Nell), and (iii) the three other most highly compensated executive officers of the Company. Due to Mr. Lybarger's ability to diversify any deferred gains from the exercise of stock options into investments other than BOK Financial common stock, FAS 123(R) requires that deferred options be recognized as liability awards. And, unlike non-diversified stock options which are fixed at the grant date value, the fair value of liability awards change in direct relation to changes in the price of Company stock. Because the market value of Company stock was down during 2008, compensation expense related to Mr. Lybarger's deferred options were valued at a lower value than those officers who did not have the ability to diversify any deferred gains on stock options. Also, because of the value of Mr. Lybarger's pension benefit, which reflects 33 years of service, and the fact a greater portion of Mr. Lybarger's compensation has been deferred; column (h) for Mr. Lybarger differs significantly from the other named executives. Executives who did not have the ability to defer income or who chose not to defer income are not required to disclose investment income on the Summary Compensation Table.

---------------------- ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
         (a)            (b)     (c)       (d)        (e)          (f)            (g)             (h)         (i)           (j)
---------------------- ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                                                                                              Change in
                                                                                            Pension Value
                                                                                                  &
                                                                                             Nonqualified
                                                                              Non-Equity       Deferred
                                                    Stock    Option Award     Incentive      Compensation     All Other
      Name and                 Salary    Bonus     Awards       ($)(2)           Plan          Earnings     Compensation   Total
 Principal Position    Year     ($)       ($)      ($)(1)                    Compensation       ($)(5)         ($)(6)       ($)
                                                                                ($)(4)
---------------------- ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
Stanley A. Lybarger    2008   $828,600        $0  $414,629(3) $(577,770)(3)  $1,242,900    $(2,456,217)      $27,600   $(520,258)
President & Chief
Executive Officer,
BOK  Financial and
BOk
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2007   $828,600        $0   $681,915   ($175,651)     $1,242,900      $1,612,701      $27,000   $4,217,465
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2006   $828,600        $0   $712,304   $3,004,945     $1,242,900        $879,312      $32,013   $6,700,074
---------------------- ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
Steven E. Nell         2008   $370,000        $0    $23,454     $179,321       $370,000       $(32,232)      $27,600     $938,143
Executive Vice
President, Chief
Financial Officer,
BOK Financial and BOk
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2007   $345,000        $0    $27,322     $167,627       $345,000        $(5,117)      $27,000     $906,832
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2006   $315,000        $0    $21,616     $173,951       $315,000         $47,505      $21,023     $894,095
---------------------- ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
W. Jeffrey             2008   $440,000  $124,585         $0     $271,971       $315,430          $2,620      $25,809   $1,180,415
Pickryl(8)
Senior Executive
Vice President,
Regional Banks for
BOK Financial
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2007   $420,000        $0         $0     $288,120       $359,685        $(1,377)      $20,250   $1,086,678
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2006   $395,000        $0         $0     $293,696       $312,007         $13,402      $19,541   $1,033,646
---------------------- ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
Steven G. Bradshaw     2008   $425,000        $0   $160,513     $129,614       $358,666        $(8,745)      $27,600   $1,092,648
Senior Executive
Vice President,
Consumer Banking and
Wealth Management,
BOk
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2007   $400,000        $0   $123,592     $135,508       $340,114          $6,110  $157,969(7)   $1,163,293
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2006   $365,000        $0    $87,466     $143,135       $282,495         $38,136      $27,991     $944,223
---------------------- ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
Daniel H. Ellinor      2008   $435,000        $0   $172,367      $87,403       $208,800          $5,213      $24,188     $932,971
Senior Executive Vice
President, BOk
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2007   $410,000        $0   $133,609     $115,882       $350,768          $9,059       $6,750   $1,026,068
                       ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------
                       2006   $385,000        $0    $96,384      $98,416       $289,505         $13,697      $11,063     $894,065
---------------------- ------ -------- ---------- ---------- ------------ -------------- --------------- ------------ ------------

(1) The amounts in column (e) for 2008 are the dollar amounts recognized as expense for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R) for non-vested common shares. Non-vested common shares have been awarded pursuant to the Executive Incentive Plan and the BOK Financial Corporation 2003 Executive Incentive Plan in 2008 and prior years. Expense recognized in 2008 includes amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 13 to the Company's audited consolidated financial statements for the year ended December 31, 2008 which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2009. The amounts in column (e) for 2007 and 2006 are the dollar amounts recognized as expense for non-vested common shares for those fiscal years, using similar assumptions, as set out in the corresponding audited consolidated financial statements for the years ending December 31, 2007 and December 31, 2006, respectively.

(2) The amounts in column (f) consist of the dollars recognized as expense for financial reporting purposes for the fiscal year ended December 31, 2008 in accordance with FAS 123(R) from stock options awarded pursuant to the BOK Financial Corporation 2000 Stock Option Plan, the BOK Financial Corporation 2001 Stock Option Plan and the BOK Financial 2003 Stock Option Plan and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts for awards granted in fiscal years 2006, 2007 and 2008 are included in footnote 13 to the Company's audited consolidated financial statements for the year ended December 31, 2008 which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2009. The amounts in column (f) for 2007 and 2006 are the dollar amounts recognized as expense for those fiscal years, using similar assumptions, as set out in the corresponding audited consolidated financial statements for the years ending December 31, 2007 and December 31, 2006, respectively. Assumptions used in the calculation of these amounts for awards granted in fiscal years 2001, 2002 and 2003 are included in footnote 13 to the Company's audited consolidated financial statements for the year ended December 31, 2003 which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2004.

(3) Amounts reported in columns (e) and (f) for Mr. Lybarger reflect expenses recognized for financial reporting purposes for the fiscal year ended December 31, 2008 due to changes in the fair value of liability awards as determined in accordance with FAS 123(R). The amounts in column (e) and (f) for Mr. Lybarger for 2007 and 2006 reflect expenses recognized for those fiscal years due to changes in the fair value of liability awards as determined in accordance with FAS 123(R). The fair value of liability awards and the related expense recognized increases or decreases in direct relation to changes in the fair value of BOK Financial Corporation common stock. The closing market price per share of BOK Financial common stock was $40.40 on December 31, 2008, $51.70 on December 31, 2007, and $54.98 on December 31, 2006.

(4) The amounts in column (g) reflect the annual cash awards made pursuant to the Executive Incentive Plan, which is discussed in further detail on page 27 under the heading "Components of Executive Compensation."

(5) The amounts in column (h) for 2008 include (i) the actuarial increase in the present value of the named executive officer's benefits under the Company pension plan determined using interest rate and mortality rate assumptions consistent with those used in the Company's financial statements and includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested as follows: Lybarger, $11,906; Nell, $(2,254); Pickryl, $2,620; Bradshaw, $(1,916); Ellinor, $(423) and (ii)
Nonqualified Deferred Compensation Earnings further described in column (d) of the Nonqualified Deferred Compensation Table on page 47.

(6) Amounts shown in this column for 2008 are derived from Company matching contributions to the 401(k) Thrift Plan as follows: Lybarger $27,600; Nell, $27,600; Pickryl, $20,700; Bradshaw, $27,600; Ellinor, $13,800. Amounts also include: Pickryl closing cost reimbursement of $5,109 and Ellinor travel expense reimbursement for an awards trip with a value of $10,338 grossed-up for taxes.

(7) Includes a payment of $130,969 for country club dues.

(8) Mr. Pickryl's employment with the Company terminated January 20, 2009.

                        OPTION EXERCISES AND STOCK VESTED

         The following table includes certain information concerning the exercise of stock options and the vesting of performance shares by the named executive officers during the fiscal year 2008:

------------------------------- ------------------------------------------ ----------------------------------------------
                                              Option Awards                                Stock Awards
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
             (a)                        (b)                  (c)                   (d)                       (e)
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
                                 Number of Shares
                                   Acquired on                                Number of Shares
                                     Exercise          Value Realized       Acquired on Vesting       Value Realized
Name                                   (#)               on Exercise                (#)                 on Vesting
                                                             ($)                                            ($)
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
Stanley A. Lybarger                      52,846(1)            $3,081,334(1)               16,256(1)            $656,742(1)
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
Steven E. Nell                              3,832               $338,787                   2,323               $137,926
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
W. Jeffrey Pickryl(2)                           0                     $0                       0                     $0
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
Daniel H. Ellinor                               0                     $0                   3,318               $197,031
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
Steven G. Bradshaw                          7,844               $484,555                   3,097               $183,901
------------------------------- ------------------- ---------------------- ----------------------- ----------------------

(1) Represents amounts deferred at the option of Mr. Lybarger.

(2) Mr. Pickryl's employment with the Company terminated January 20, 2009.

                           GRANTS OF PLAN BASED AWARDS

         The following table sets forth certain information with respect to (i) non-equity annual incentive awards made pursuant to the Executive Incentive Plan, (ii) the options and performance shares award as long-term compensation pursuant to the Executive Incentive Plan, and (iii) stock options award pursuant to the BOK Financial 2001 Stock Option Plan.

--------------------- --------- -------------------------------- --------------------------- --------- ---------- ------- ----------
                                Estimated Future payouts Under     Estimated Future payouts
                                  Non-Equity Incentive Plan       Under Equity Incentive Plan
                                            Awards                          Awards
--------------------- --------- -------------------------------- --------------------------- --------- ---------- ------- ----------
         (a)            (b)        (c)       (d)        (e)         (f)      (g)    (h)        (i)        (j)     (k)        (l)
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                                                                                               All
                                                                                             Other
                                                                                             Stock      All
                                                                                             Awards:   Other
                                                                                             Number    Option               Grant
                                                                                               of      Awards:  Exercise  Date Fair
                                                                                             Shares    Number   or Base   Value of
                                                                                               of        of       Price    Stock and
                                                                                             Stock    Securities   of       Option
                                                                                               or     Under-lying Option     Awards
                        Grant   Threshold   Target    Maximum    Threshold   Target Maximum   Units     Options    Award       ($)
   EMPLOYEE NAME        Date       ($)       ($)        ($)         (#)      (#)    (#)        (#)        (#)     ($/sh)
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
Stanley A. Lybarger     (1)            $0  $621,450  $1,242,900
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      1/11/08(3)       --        --          --      8,549  34,197   51,296                       $48.46  $1,657,187
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      12/3/08(4)       --        --          --         --      --       --                8,280   $4.21     $34,859
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      12/23/08(4)      --        --          --         --      --       --        --      8,039   $3.70     $29,744
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
Steven E. Nell          (1)            $0  $185,000    $370,000
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      1/11/08 (2)      --        --          --      7,236  28,943   43,414                        $7.54    $327,342
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      12/3/08(4)       --        --          --                                              745   $4.21      $3,136
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      12/23/08(4)      --        --          --                                              965   $3.70      $3,571
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
W. Jeffrey Pickryl(7)   (1)            $0  $264,000    $528,000
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      1/11/08 (2)      --        --          --      8,809  35,235   52,852                        $7.54    $398,504
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      12/3/08(4)       --        --          --                                            3,147   $4.21     $13,249
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      12/23/08(4)      --        --          --                                            2,894   $3.70     $10,708
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
Steven G. Bradshaw      (1)            $0  $255,000    $510,000
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      1/11/08 (2)      --        --          --      4,195  16,779   25,168                        $7.54    $189,767
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      1/11/08 (3)      --        --          --      1,032   4,127    6,191                       $48.46    $199,994
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      12/3/08(4)       --        --          --                                            1,159   $4.21      $4,879
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      12/23/08(4)      --        --          --                                            2,412   $3.70      $8,924
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
Daniel H. Ellinor       (1)            $0  $261,000    $522,000
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      1/11/08 (2)      --        --          --      4,299  17,198   25,797                        $7.54    $194,509
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------
                      1/11/08 (3)      --        --          --      1,058   4,230    6,345                       $48.46    $205,000
--------------------- --------- ---------- --------- ----------- ---------- ------- -------- --------- ---------- ------- ----------

(1) Represents annual incentive targets established by the Independent Compensation Committee on February 26, 2008 for service performed in 2008. Annual incentive cash awards were finalized and approved by the Independent Compensation Committee on February 24, 2009 and are provided in column (g), "Summary Compensation Table" on page 35 herein.

(2) Represents stock options granted as long-term incentive pursuant to the Executive Incentive Plan. The awards relate to services performed in 2007. The stock options vest 1/7 each year in accordance with the BOK Financial 2003 Stock Option Plan (as amended), and terminate three years after vesting. The number of stock options is subject to adjustment based on EPS Growth over a three year performance period as further described in "Compensation Discussion and Analysis" on page 22 herein.

(3) Represents performance shares granted as long-term incentive pursuant to the Executive Incentive plan. The awards relate to services performed in 2007. Performance shares vest on the fifth anniversary of the last day of the year for which the performance shares were issued. The performance shares may not be sold for three years unless certain stock ownership guidelines are met as further described in "Compensation Discussion and Analysis" on page 22 herein. The amount of performance shares are subject to adjustment based on EPS Growth over a three year performance period as further described in "Compensation Discussion and Analysis" on page 22 herein.

(4) Represents stock options awarded pursuant to the BOK Financial 2001 Stock Option Plan. In 2001, BOk adopted a plan to extend the life of stock options granted in 1998 and 1999 by two years. Each year, on the day that one-seventh of the 1998 and 1999 options expire, new stock options are granted in the same number (the "Special Options"). The Special Options vest two years after the grant date and expire 45 days after vesting. The exercise price for the Special Options is the market value for BOK Financial common stock on NASDAQ on the day of grant. The purpose and effect of the 2001 Stock Option Plan was to help retain executives at a time when the stock price was lagging. The 2001 option program was awarded to all employees who received options in 1998 and 1999 and who were still employed by the Company.

(5) The exercise price for all stock option awards is the fair market value of BOK Financial common stock on the date the award is granted. For further discussion of the Company's Stock Option Grant Policy see page 32 herein.

(6) Amounts reported in column (l) represent the grant-date fair value of non-vested stock and stock options awarded. The Company's policy regarding the valuation of stock compensation is included in footnote 1 and assumptions used in the calculation of the grant-date fair value of stock compensation is included in footnote 13 to the Company's audited consolidated financial statements for the year ended December 31, 2007 which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2009.

(7) Mr. Pickryl's employment with the Company terminated January 20, 2009.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table includes stock options and performance shares outstanding as of December 31, 2008.

------------------- --------------------------------------------------------------- ------------------------------------------------
                                             Option Awards                                         Stock Awards
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
         (a)            (b)           (c)           (d)        (e)         (f)      (g)      (h)           (i)             (j)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
                                                  Equity
                                                 Incentive                                                Equity
                                                   Plan                             Number    Market     Incentive
                                                  Awards:                            of      Value of      Plan           Equity
                     Number of     Number of      Number      Option     Option     Shares   Shares or    Awards:     Incentive Plan
Name                Securities    Securities        of       Exercise  Expiration    or      Units of    Number of        Awards:
                    Underlying    Underlying    Securities    Price       Date      Units     Stock       Unearned        Market or
                    Unexercised   Unexercised   Underlying     ($)                   of      That Have    Shares,      Payout Value
                      Options       Options     Unexercised                         Stock      Not        Units or       of Unearned
                      (#)(1)        (#)(1)       Unearned                           That      Vested    Other Rights   Shares, Units
                                                  Options                           Have      ($)(4)      That Have       or Other
                                                  (#)(2)                            Not                  Not Vested      Rights That
                                                                                    Vested                (#)(5)     have Not Vested
                                                                                    (#)(3)                                ($)(6)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger       8,039            --           --     $17.37   12/18/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger       7,805            --           --     $28.27   12/18/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger       7,805            --           --     $28.27   12/18/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger       6,462            --           --     $30.50    3/24/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger       6,461            --           --     $30.50    3/24/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --           6,462          --     $30.50    3/24/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --           6,462          --     $30.50    3/24/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger       8,806            --           --     $37.74     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger      8,807             --           --     $37.74     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --           8,806          --     $37.74     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --           8,807          --     $37.74     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --           8,807          --     $37.74     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger      21,618            --           --     $47.34     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger      21,619            --           --     $47.34     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          21,619          --     $47.34     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          21,618          --     $47.34     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          21,619          --     $47.34     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          21,619          --     $47.34     1/6/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         7,464    $47.05     1/5/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         7,464    $47.05     1/5/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         7,464    $47.05     1/5/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         7,463    $47.05     1/5/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         7,464    $47.05     1/5/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         7,463    $47.05     1/5/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         7,464    $47.05     1/5/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger      8,280*            --           --     $53.06    1/18/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger      8,039*            --           --     $54.00     2/9/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         6,651    $54.33    1/11/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         6,650    $54.33    1/11/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         6,650    $54.33    1/11/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         6,650    $54.33    1/11/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         6,650    $54.33    1/11/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         6,650    $54.33    1/11/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------

------------------- --------------------------------------------------------------- ------------------------------------------------
                                             Option Awards                                         Stock Awards
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
         (a)            (b)           (c)           (d)        (e)         (f)      (g)      (h)           (i)             (j)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
                                                  Equity
                                                 Incentive                                                Equity
                                                   Plan                             Number    Market     Incentive
                                                  Awards:                            of      Value of      Plan           Equity
                     Number of     Number of      Number      Option     Option     Shares   Shares or    Awards:     Incentive Plan
Name                Securities    Securities        of       Exercise  Expiration    or      Units of    Number of        Awards:
                    Underlying    Underlying    Securities    Price       Date      Units     Stock       Unearned        Market or
                    Unexercised   Unexercised   Underlying     ($)                   of      That Have    Shares,      Payout Value
                      Options       Options     Unexercised                         Stock      Not        Units or       of Unearned
                      (#)(1)        (#)(1)       Unearned                           That      Vested    Other Rights   Shares, Units
                                                  Options                           Have      ($)(4)      That Have       or Other
                                                  (#)(2)                            Not                  Not Vested      Rights That
                                                                                    Vested                (#)(5)     have Not Vested
                                                                                    (#)(3)                                ($)(6)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --         6,650    $54.33    1/11/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          8,785*          --     $52.54   12/17/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          8,280*          --     $54.28    1/17/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          8,039*          --     $53.88     2/7/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          8,280*          --     $44.30    1/17/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --          8,039*          --     $38.91     2/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --           --        --           --     --        --          12,803         $517,241
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --           --        --           --     --        --          12,201         $492,920
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Stanley A. Lybarger         --             --           --        --           --     --        --          34,197       $1,381,559
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              965            --           --     $18.23   12/23/2009    --        --             --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,286            --           --     $17.37   12/18/2009    --        --             --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,287            --           --     $17.37   12/18/2010    --        --             --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,561            --           --     $28.27   12/18/2009    --        --             --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,561            --           --     $28.27   12/18/2010    --        --             --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,561            --           --     $28.27   12/18/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,819            --           --     $30.87     1/2/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,818            --           --     $30.87     1/2/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,819            --           --     $30.87     1/2/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --           1,819          --     $30.87     1/2/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,849            --           --     $37.74     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            1,849            --           --     $37.74     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --           1,850          --     $37.74     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --           1,849          --     $37.74     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --           1,850          --     $37.74     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            4,874                         --     $47.34     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell            4,874                         --     $47.34     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --           4,875          --     $47.34     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --           4,874          --     $47.34     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --           4,874          --     $47.34     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --           4,875          --     $47.34     1/6/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,593    $47.05     1/5/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,594    $47.05     1/5/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,593    $47.05     1/5/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,593    $47.05     1/5/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,593    $47.05     1/5/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,593    $47.05     1/5/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------

------------------- --------------------------------------------------------------- ------------------------------------------------
                                             Option Awards                                         Stock Awards
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
         (a)            (b)           (c)           (d)        (e)         (f)      (g)      (h)           (i)             (j)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
                                                  Equity
                                                 Incentive                                                Equity
                                                   Plan                             Number    Market     Incentive
                                                  Awards:                            of      Value of      Plan           Equity
                     Number of     Number of      Number      Option     Option     Shares   Shares or    Awards:     Incentive Plan
Name                Securities    Securities        of       Exercise  Expiration    or      Units of    Number of        Awards:
                    Underlying    Underlying    Securities    Price       Date      Units     Stock       Unearned        Market or
                    Unexercised   Unexercised   Underlying     ($)                   of      That Have    Shares,      Payout Value
                      Options       Options     Unexercised                         Stock      Not        Units or       of Unearned
                      (#)(1)        (#)(1)       Unearned                           That      Vested    Other Rights   Shares, Units
                                                  Options                           Have      ($)(4)      That Have       or Other
                                                  (#)(2)                            Not                  Not Vested      Rights That
                                                                                    Vested                (#)(5)     have Not Vested
                                                                                    (#)(3)                                ($)(6)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,593    $47.05     1/5/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell             745*            --           --     $53.06    1/18/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell             965*            --                  $54.00     2/9/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,161    $54.33    1/11/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,160    $54.33    1/11/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,160    $54.33    1/11/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,160    $54.33    1/11/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,160    $54.33    1/11/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,160    $54.33    1/11/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         3,160    $54.33    1/12/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --            791*          --     $52.54   12/17/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --            745*          --     $54.28    1/17/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --            965*          --     $53.88     2/7/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         6,202    $48.46    1/11/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         6,202    $48.46    1/11/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         6,202    $48.46    1/11/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         6,202    $48.46    1/11/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         6,202    $48.46    1/11/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         6,202    $48.46    1/11/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --             --         6,202    $48.46    1/11/2018    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --            745*          --     $44.30    1/17/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven E. Nell              --            965*          --     $38.91     2/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl(7)     3,538            --           --     $17.37   12/18/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl        3,122            --           --     $28.27   12/18/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl        3,122            --           --     $28.27   12/18/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl        3,258            --           --     $30.87     1/2/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl        3,258            --           --     $30.87     1/2/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --           3,259          --     $30.87     1/2/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl        5,725            --           --     $37.74     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --           5,724          --     $37.74     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --           5,724          --     $37.74     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --           5,725          --     $37.74     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl        6,338            --           --     $47.34     1/6/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl        6,337            --           --     $47.34     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl        6,336            --           --     $47.34     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --           6,337          --     $47.34     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------

------------------- --------------------------------------------------------------- ------------------------------------------------
                                             Option Awards                                         Stock Awards
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
         (a)            (b)           (c)           (d)        (e)         (f)      (g)      (h)           (i)             (j)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
                                                  Equity
                                                 Incentive                                                Equity
                                                   Plan                             Number    Market     Incentive
                                                  Awards:                            of      Value of      Plan           Equity
                     Number of     Number of      Number      Option     Option     Shares   Shares or    Awards:     Incentive Plan
Name                Securities    Securities        of       Exercise  Expiration    or      Units of    Number of        Awards:
                    Underlying    Underlying    Securities    Price       Date      Units     Stock       Unearned        Market or
                    Unexercised   Unexercised   Underlying     ($)                   of      That Have    Shares,      Payout Value
                      Options       Options     Unexercised                         Stock      Not        Units or       of Unearned
                      (#)(1)        (#)(1)       Unearned                           That      Vested    Other Rights   Shares, Units
                                                  Options                           Have      ($)(4)      That Have       or Other
                                                  (#)(2)                            Not                  Not Vested      Rights That
                                                                                    Vested                (#)(5)     have Not Vested
                                                                                    (#)(3)                                ($)(6)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --           6,336          --     $47.34     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --           6,337          --     $47.34     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --           6,337          --     $47.34     1/6/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         4,523    $47.05     1/5/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         4,522    $47.05     1/5/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         4,523    $47.05     1/5/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         4,522    $47.05     1/5/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         4,522    $47.05     1/5/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         4,522    $47.05     1/5/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         4,523    $47.05     1/5/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl       3,147*            --           --     $53.06    1/18/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl       2,894*            --           --     $54.00     2/9/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         3,962    $54.33    1/11/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         3,963    $54.33    1/11/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         3,963    $54.33    1/11/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         3,963    $54.33    1/11/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         3,962    $54.33    1/11/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         3,963    $54.33    1/11/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         3,963    $54.33    1/11/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --          3,514*          --     $52.54   12/17/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --          3,147*          --     $54.28    1/17/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --          2,894*          --     $53.88     2/7/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         7,551    $48.46    1/10/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         7,551    $48.46    1/10/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         7,550    $48.46    1/10/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         7,550    $48.46    1/10/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         7,550    $48.46    1/10/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         7,550    $48.46    1/10/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --             --         7,550    $48.46    1/10/2018    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --          3,147*          --     $44.30    1/17/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Jeffrey W. Pickryl          --          2,894*          --     $38.91     2/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor         2,642            --           --     $37.74     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor         2,642            --           --     $37.74     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --           2,642          --     $37.74     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --           2,642          --     $37.74     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --           2,643          --     $37.74     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------

------------------- --------------------------------------------------------------- ------------------------------------------------
                                             Option Awards                                         Stock Awards
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
         (a)            (b)           (c)           (d)        (e)         (f)      (g)      (h)           (i)             (j)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
                                                  Equity
                                                 Incentive                                                Equity
                                                   Plan                             Number    Market     Incentive
                                                  Awards:                            of      Value of      Plan           Equity
                     Number of     Number of      Number      Option     Option     Shares   Shares or    Awards:     Incentive Plan
Name                Securities    Securities        of       Exercise  Expiration    or      Units of    Number of        Awards:
                    Underlying    Underlying    Securities    Price       Date      Units     Stock       Unearned        Market or
                    Unexercised   Unexercised   Underlying     ($)                   of      That Have    Shares,      Payout Value
                      Options       Options     Unexercised                         Stock      Not        Units or       of Unearned
                      (#)(1)        (#)(1)       Unearned                           That      Vested    Other Rights   Shares, Units
                                                  Options                           Have      ($)(4)      That Have       or Other
                                                  (#)(2)                            Not                  Not Vested      Rights That
                                                                                    Vested                (#)(5)     have Not Vested
                                                                                    (#)(3)                                ($)(6)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor         3,169            --           --     $47.34     1/6/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor         3,168            --           --     $47.34     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor         3,168            --           --     $47.34     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --           3,168          --     $47.34     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --           3,168          --     $47.34     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --           3,169          --     $47.34    1/06/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --           3,169          --     $47.34     1/6/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         2,168    $47.05     1/5/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         2,169    $47.05     1/5/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         2,168    $47.05     1/5/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         2,168    $47.05     1/5/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         2,168    $47.05     1/5/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         2,168    $47.05     1/5/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         2,169    $47.05     1/5/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         1,931    $54.33    1/11/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         1,931    $54.33    1/11/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         1,931    $54.33    1/11/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         1,931    $54.33    1/11/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         1,931    $54.33    1/11/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         1,931    $54.33    1/11/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         1,932    $54.33    1/11/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         3,686    $48.46    1/10/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         3,686    $48.46    1/10/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         3,685    $48.46    1/10/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         3,685    $48.46    1/10/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         3,685    $48.46    1/10/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         3,685    $48.46    1/10/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --         3,685    $48.46    1/10/2018    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --           --        --           --   5,159  $208,424            --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --           --        --           --     --        --           3,719         $150,248
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --           --        --           --     --        --           3,543         $143,137
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Daniel H. Ellinor           --             --           --        --           --     --        --           4,230         $170,892
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,413            --           --     $18.23   12/23/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,412            --           --     $17.37   12/18/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,412            --           --     $17.37   12/18/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,342            --           --     $28.27   12/18/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------

------------------- --------------------------------------------------------------- ------------------------------------------------
                                             Option Awards                                         Stock Awards
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
         (a)            (b)           (c)           (d)        (e)         (f)      (g)      (h)           (i)             (j)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
                                                  Equity
                                                 Incentive                                                Equity
                                                   Plan                             Number    Market     Incentive
                                                  Awards:                            of      Value of      Plan           Equity
                     Number of     Number of      Number      Option     Option     Shares   Shares or    Awards:     Incentive Plan
Name                Securities    Securities        of       Exercise  Expiration    or      Units of    Number of        Awards:
                    Underlying    Underlying    Securities    Price       Date      Units     Stock       Unearned        Market or
                    Unexercised   Unexercised   Underlying     ($)                   of      That Have    Shares,      Payout Value
                      Options       Options     Unexercised                         Stock      Not        Units or       of Unearned
                      (#)(1)        (#)(1)       Unearned                           That      Vested    Other Rights   Shares, Units
                                                  Options                           Have      ($)(4)      That Have       or Other
                                                  (#)(2)                            Not                  Not Vested      Rights That
                                                                                    Vested                (#)(5)     have Not Vested
                                                                                    (#)(3)                                ($)(6)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,341            --           --     $28.27   12/18/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,342            --           --     $28.27   12/18/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,577            --           --     $30.87     1/2/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,576            --           --     $30.87     1/2/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,576            --           --     $30.87     1/2/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --           2,577          --     $30.87     1/2/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,466            --           --     $37.74     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,466            --           --     $37.74     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --           2,466          --     $37.74     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --           2,466          --     $37.74     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --           2,466          --     $37.74     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,730                         --     $47.34     1/6/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw        2,730                         --     $47.34     1/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --           2,729          --     $47.34     1/6/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --           2,730          --     $47.34     1/6/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --           2,730          --     $47.34     1/6/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --           2,730          --     $47.34     1/6/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         2,013    $47.05     1/5/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         2,013    $47.05     1/5/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         2,014    $47.05     1/5/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         2,014    $47.05     1/5/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         2,013    $47.05     1/5/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         2,013    $47.05     1/5/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         2,014    $47.05     1/5/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw       1,159*            --           --     $53.06    1/18/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw       2,412*            --           --     $54.00     2/9/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         1,831    $54.33    1/11/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         1,830    $54.33    1/11/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         1,831    $54.33    1/11/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         1,831    $54.33    1/11/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         1,831    $54.33    1/11/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         1,831    $54.33    1/11/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         1,831    $54.33    1/11/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --          1,054*          --     $52.54   12/17/2009    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --          1,159*          --     $54.28    1/17/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --          2,412*          --     $53.88     2/7/2010    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         3,596    $48.46    1/10/2012    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------

------------------- --------------------------------------------------------------- ------------------------------------------------
                                             Option Awards                                         Stock Awards
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
         (a)            (b)           (c)           (d)        (e)         (f)      (g)      (h)           (i)             (j)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
                                                  Equity
                                                 Incentive                                                Equity
                                                   Plan                             Number    Market     Incentive
                                                  Awards:                            of      Value of      Plan           Equity
                     Number of     Number of      Number      Option     Option     Shares   Shares or    Awards:     Incentive Plan
Name                Securities    Securities        of       Exercise  Expiration    or      Units of    Number of        Awards:
                    Underlying    Underlying    Securities    Price       Date      Units     Stock       Unearned        Market or
                    Unexercised   Unexercised   Underlying     ($)                   of      That Have    Shares,      Payout Value
                      Options       Options     Unexercised                         Stock      Not        Units or       of Unearned
                      (#)(1)        (#)(1)       Unearned                           That      Vested    Other Rights   Shares, Units
                                                  Options                           Have      ($)(4)      That Have       or Other
                                                  (#)(2)                            Not                  Not Vested      Rights That
                                                                                    Vested                (#)(5)     have Not Vested
                                                                                    (#)(3)                                ($)(6)
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         3,595    $48.46    1/10/2013    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         3,596    $48.46    1/10/2014    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         3,595    $48.46    1/10/2015    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         3,595    $48.46    1/10/2016    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         3,595    $48.46    1/10/2017    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --         3,596    $48.46    1/10/2018    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --          1,159*                 $44.30    1/17/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --          2,412*                 $38.91     2/6/2011    --        --             --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --           --        --           --   4,445  $179,578            --               --
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --           --        --           --     --        --           3,454         $139,542
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------
Steven G. Bradshaw          --             --           --        --           --     --        --           3,359         $135,704
------------------- ------------ -------------- ------------ --------- ------------ ------ --------- -------------- ----------------

(1) Column represents stock options which vest 1/7 each year in accordance with the BOK Financial 2003 Stock Option Plan (as amended) and terminate three years after vesting except those grants identified with an "*" which represent stock options awarded pursuant to the BOK Financial 2001 Stock Option Plan. In 2001, BOk adopted a plan to extend the life of stock options granted in 1998 and 1999 by two years. Each year, on the day that one-seventh of the 1998 and 1999 options expire, new stock options are granted in the same number (the "Special Options"). The exercise price for the Special Options is the market value of BOK financial common stock on NASDAQ on the day of grant. The Special Options vest two years after the grant date and expire 45 days after vesting.

(2) Represents stock options granted as long-term incentive pursuant to the Executive Incentive Plan, the amount of which remains subject to adjustment based on EPS Growth over a three year performance period as further described in "Compensation Discussion and Analysis" on page 22 herein.

(3) Represents performance shares which are no longer subject to adjustment based upon the three year performance period, but which have not yet completed the five year vesting period. Performance shares vest on the fifth anniversary of the last day of the year for which the performance shares were issued. The performance shares may not be sold for three years unless certain stock ownership guidelines are met as described in "Compensation Discussion and Analysis" on page 22.

(4) Market value of performance shares is based on the fair market value of Company common stock on December 31, 2008.

(5) Represents performance shares granted as long-term incentive pursuant to the Executive Incentive plan the amount of which remain subject to adjustment based on EPS Growth over a three year performance period as further described in "Compensation Discussion and Analysis" on page 22 herein. Performance shares vest on the fifth anniversary of the last day of the year for which the performance shares were issued. The performance shares may not be sold for three years unless certain stock ownership guidelines are met as described in "Compensation Discussion and Analysis."

(6) Market value of performance shares is based on the fair market value of Company common stock on December 31, 2008.

(7)  Mr. Pickryl's employment with the Company terminated January 20, 2009.

                                PENSION BENEFITS

         The normal retirement age under the Pension Plan is age 65. At that time, a participant may receive a lump sum equal to the account balance. The participant may also elect to receive an annuity payment from the Pension Plan. Various annuity forms are available, but the basic monthly annuity is equal to the hypothetical account balance divided by 200. This annuity amount increases at 5.25% annually over the participant's life.

         The following table describes the present value of the named executive officers' pension benefits:

------------------------- ---------------------- ------------------------ -------------------------- -------------------
          (a)                     (b)                    (c)                       (d)                       (e)
------------------------- ---------------------- ------------------------ -------------------------- -------------------
Name                      Plan Name                  Number of Years      Present Value of Account    Payments During
                                                   Credited Service(1)             Balance            Last Fiscal Year
------------------------- ---------------------- ------------------------ -------------------------- -------------------
Stanley A. Lybarger       BOKF Pension Plan                           32                   $413,032                   0
------------------------- ---------------------- ------------------------ -------------------------- -------------------
Steven E. Nell            BOKF Pension Plan                           14                    $79,374                   0
------------------------- ---------------------- ------------------------ -------------------------- -------------------
W. Jeffrey Pickryl(3)     BOKF Pension Plan                            9                   $132,733                   0
------------------------- ---------------------- ------------------------ -------------------------- -------------------
Steven G. Bradshaw        BOKF Pension Plan                           15                   $104,343                   0
------------------------- ---------------------- ------------------------ -------------------------- -------------------
Daniel H. Ellinor         BOKF Pension Plan                            2                    $16,266                   0
------------------------- ---------------------- ------------------------ -------------------------- -------------------

(1) Named executives are credited with the number of years employed by the Company since the Pension Plan's inception in 1987, with the exception of Mr. Lybarger whose credited service includes employment before the inception of the Pension Plan.

(2) The calculation of present value of the account balance assumes a discount rate of 6.5% of the projected account balance to age 65.

(3) Mr. Pickryl's employment with the Company terminated January 20, 2009.

                       NONQUALIFIED DEFERRED COMPENSATION

         Pursuant to individual Deferred Compensation Agreements, the named executive officers were permitted, until year-end 2004, to defer certain compensation. In response to IRS guidance, these Deferred Compensation Agreements were amended in December of 2004 to preclude the deferral of future compensation and subsequently terminated. Future deferrals would require entry into a new agreement.

         Mr. Lybarger is the only named executive officer who entered into an Amended and Restated 409A Deferred Compensation Agreement pursuant to which awards may be deferred. The Company maintains a record keeping account that reflects the number of shares received upon exercise and the number of performance shares that are deferred. Mr. Lybarger may elect annually to convert all or a portion of the value measure of his deferred awards from Company stock to alternate investments. Benefits under the Amended and Restated 409A Deferred Compensation Agreement will be paid no earlier than six months after Mr. Lybarger's retirement or termination. However, upon a showing of financial hardship, he may be allowed to access funds in his deferred compensation account. Benefits shall be paid in one lump sum.

         The following table describes the current balance of deferral accounts:

-------------------------- -------------------- ----------------- ------------------ -------------------- ---------------------
           (a)                     (b)                 (c)              (d)                  (e)                   (f)
-------------------------- -------------------- ----------------- ------------------ -------------------- ---------------------
                                Executive          Registrant         Aggregate           Aggregate       Aggregate Balance at
                              Contributions      Contributions       Earnings in        Withdrawals/            Last FYE
                               in Last FY          in Last FY        Last FY (1)         Distributions             ($)
Name                               ($)                ($)                ($)                 ($)
-------------------------- -------------------- ----------------- ------------------ -------------------- ---------------------
Stanley A. Lybarger                 $3,738,442                --    $(2,468,123)(2)                   --           $14,173,199
-------------------------- -------------------- ----------------- ------------------ -------------------- ---------------------
Steven E. Nell                              --                --     (29,978)(3)(4)                   --               211,323
-------------------------- -------------------- ----------------- ------------------ -------------------- ---------------------
W. Jeffrey Pickryl(5)                       --                --                 --                   --                    --
-------------------------- -------------------- ----------------- ------------------ -------------------- ---------------------
Steven G. Bradshaw                          --                --      (6,829)(3)(4)                   --               207,827
-------------------------- -------------------- ----------------- ------------------ -------------------- ---------------------
Daniel H. Ellinor                           --                --           5,636(3)                   --               114,630
-------------------------- -------------------- ----------------- ------------------ -------------------- ---------------------

Earnings on deferred compensation include:

(1) For all five named executives, earnings include gains reported on investments in distressed asset and venture capital funds.
(2) For Mr. Lybarger, earnings on a hypothetical portfolio of assets indexed to various debt and equity funds.
(3) For Messrs. Nell, Pickryl, Bradshaw and Ellinor, earnings include interest earned on uninvested cash accrued at BOk's money market deposit rates.
(4) For Messrs. Nell and Bradshaw, earnings include dividends paid and changes in fair value of BOK Financial common stock.
(5)  Mr. Pickryl's employment with the Company terminated January 20, 2009.

                       POTENTIAL PAYMENTS UPON TERMINATION

Stanley A. Lybarger

The following tables show potential payments to the Chief Executive Officer under existing contracts, agreements, plans or arrangements for various scenarios involving a change-in-control or termination of, assuming a December 31, 2008 termination date (except with regard to "Normal Retirement" and "Early Retirement" as described below) and, where applicable, using the closing price of BOK Financial common stock of $40.40 (as reported on NASDAQ as of December 31, 2008).

------------------- -------------- -------------- -------------- ---------------- ---- -------------- ------------- --------------
                                      Early          Normal                     Involuntary
    Executive                       Retirement     Retirement      Involuntary    for
  Payments Upon       Voluntary      (Prior to     (Age 65 or     not for Cause   Cause    Termination
  Termination(1)     Termination    Age 65(2))      older(2))    Termination (3)Termination Event(4)        Death       Disability
------------------- -------------- -------------- -------------- ---------------- ---- -------------- ------------- --------------
Severance Payments             $0             $0             $0      $898,600(5)   $0    $898,600(5)   $484,300(6)             $0
------------------- -------------- -------------- -------------- ---------------- ---- -------------- ------------- --------------
Non-Equity            $621,450(7)    $621,450(7)    $621,450(7)      $621,450(7)   $0    $621,450(7)   $621,450(7)    $621,450(7)
Incentive
------------------- -------------- -------------- -------------- ---------------- ---- -------------- ------------- --------------
Stock Options
(unvested and         $210,203(8)    $210,203(8)    $210,203(8)      $210,203(8)   $0    $210,203(8)    $210,203(8)   $210,203(8)
accelerated)
------------------- -------------- -------------- -------------- ---------------- ---- -------------- ------------- --------------
Performance Shares
(unvested and          $2,391,720     $2,391,720     $2,391,720       $2,391,720   $0     $2,391,720  $2,391,720(8)  $2,391,720(8)
accelerated)               (8)(9)         (8)(9)         (8)(9)           (8)(9)              (8)(9)
------------------- -------------- -------------- -------------- ---------------- ---- -------------- ------------- --------------
Tax Gross-Up                   $0             $0             $0      $50,585(10)   $0    $50,585(10)   $50,585(10)             $0
------------------- -------------- -------------- -------------- ---------------- ---- -------------- ------------- --------------
Health Benefits                $0   $6,258((11))             $0               $0   $0             $0            $0             $0
------------------- -------------- -------------- -------------- ---------------- ---- -------------- ------------- --------------

(1) Executive Payments upon Termination does not include payments of deferred compensation which are described on page 47 herein. The table assumes that the CEO has been paid all amounts owed through the date of termination. CEO has agreed that for two years following termination for any reason other than termination without cause, CEO will not i) engage in the banking business generally, or in any business in which BOk or its affiliates is engaged, in specified trade areas, ii) solicit clients of BOk or its affiliates for banking business generally, or for any business in which BOk or its affiliates is engaged, or iii) solicit any employees of BOk or its affiliates to seek employment with any person or entity other than BOk or its affiliates.

(2) Assumes the closing price of BOK Financial common stock of $40.40 (as reported on NASDAQ as of December 31, 2008) and salary, stock option, performance share and benefit information as of December 31, 2008.

(3) BOK Financial shall be deemed to have cause to terminate CEO if one or more of the following events occur: i) any willful failure to substantially perform CEO's obligation's under his agreement, ii) any willful act materially injurious to BOk or iii) any dishonest or fraudulent act.

(4) Pursuant to the CEO's employment agreement dated June 7, 1991 (as amended and restated), a "Termination Event" gives the CEO the right to terminate his employment agreement and includes i) a Change in Control, ii) a reduction in annual salary other than as provided for in the agreement,
     iii) change in duties which causes CEO's position with BOk to become of less importance or responsibility or v) a material breach of the agreement by BOk. A "Change of Control" occurs when either i) Mr. George Kaiser (together with affiliated entities and family members and relatives) ceases either to be the largest shareholder of BOK Financial or BOk (considering indirect ownership through BOK Financial) or ii) Mr. Kaiser ceases to be Chairman of BOk unless CEO becomes Chairman of BOk.

(5)  Equals twelve months annual salary and a one-time payment of $70,000.

(6)  Equals six months annual salary and a one-time payment of $70,000.

(7) Equals 75% of the CEO's annual salary which has been the historical target of annual incentive compensation under the Executive Incentive Plan as further described on page 27 herein. Payment of Non-Equity Incentives will be calculated in accordance with the Executive Incentive Plan (subject to pro-ration from the first day of such plan year (or other plan period) through the date of termination and contingent on achievement of performance goals) and made in cash on a date as soon as administratively possible within the 45 day period after the first day of the year next following the year of separation from service, other than in the event of death or disability, in which case payments will be made within 45 days of death or disability.

(8) Assumes certain conditions including i) CEO's continued employment though, at a minimum, December 15, 2011, ii) the continued agreement between the CEO and the Chairman of the Board that a candidate qualified to become CEO has been recruited (and, in the event of a dispute, a determination by the Board of Directors), and iii) that BOK Financial has maintained satisfactory performance through the date of the CEO's termination giving due consideration to the performance of the United States economy in general and peer group financial institutes in the United States in particular. The options expire no later than 185 days following CEO's termination date.

(9) The performance shares shall, following the CEO's termination date, be subject to increase or forfeiture and shall be paid at the time and in the manner provided in the applicable BOK Financial restricted or performance share plan, subject to pro-ration from the first day of such plan year (or other plan period) through the date of termination; provided, however, that shares shall vest upon the achievement of the performance goals.

(10) Tax gross-up on the one-time payment of $70,000 noted in footnotes 5 and 6 is calculated at the highest incremental rate actually experienced by the CEO.

(11) In the event the CEO terminates employment after December 15, 2013, but before age 65, CEO shall be permitted to continue as a part-time employee, consultant, director with special duties or in some other capacity to the extent reasonably required to permit CEO to continue to participate in the Company's health benefits so long as CEO continues to owe a duty of loyalty to the Company and has not reached the age of 65. $6,258 is the estimated annual heath care benefit cost to the Company.

Steven E. Nell(1)

         Mr. Nell is not subject to an employment agreement and upon termination would not be entitled to any additional payment or accelerated vesting except as provided to BOk employees generally. Pursuant to BOk's standard severance, if terminated without cause(2) on December 31, 2008, Mr. Nell would have received $135,143.

         Pursuant to BOK Financial employee stock option and performance share plans in place for BOk executives generally, in the event Mr. Nell was terminated without cause(2) within twelve months following a Change of Control(3), Mr. Nell would vest in his unvested performance shares and stock options and would have ninety days to exercise his stock options. As of December 31, 2008, Mr. Nell held $0 in unvested performance shares and $50,868 in unvested stock options.

Steven G. Bradshaw and Daniel E. Ellinor(1)

         Both Mr. Bradshaw and Mr. Ellinor are subject to employment agreements which commenced October 15, 2003 and may be terminated by either BOK Financial or executive upon ninety days prior written notice. Pursuant to these agreements, if terminated on December 31, 2008 without cause(2), Mr. Bradshaw and Mr. Ellinor would have been entitled to receive: i) BOk's standard severance plus an additional twelve months of annual salary for a total severance of $588,400 and $501,896 respectively and ii) ninety days of health, 401(k) and pension benefits(4) equaling $10,652 and $6,247 respectively.

         Additionally, for two years following termination for cause(2) and one year following termination for any other reason (including expiration of the term), both Mr. Bradshaw and Mr. Ellinor are prohibited from soliciting customers or employees of BOK Financial or its affiliates for which they receive $3,000 every year the non-solicitation terms are in effect.

         Pursuant to BOK Financial employee stock option and performance share plans for BOk executives generally, in the event Mr. Bradshaw or Mr. Ellinor were terminated without cause(2) within twelve months following a Change of Control(3), they would vest in their unvested performance shares and stock options and would have ninety days to exercise their stock options. As of December 31, 2008, Mr. Bradshaw had $621,554 in unvested performance shares and $72,381 in unvested stock options and Mr. Ellinor had $672,700 in unvested performance shares and $21,086 in unvested stock options.

W. Jeffery Pickryl

         Mr. Pickryl's employment with the Company terminated January 20, 2009. Pursuant to existing employment agreements, Company severance policies and payment under the EIP, the Company paid Mr. Pickryl $467,375 in January 2009 and will pay him an additional $283,482 on July 21, 2009. Mr. Pickryl will also receive $145,484 in pension benefits.

     (1) Executive Payments upon Termination does not include payments of deferred compensation which are described on page 47 herein. The narrative assumes i) that the executive has been paid all amounts owed through the date of termination, ii) the closing price of BOK Financial common stock of $40.40 (as reported on NASDAQ as of December 31, 2008); and iii) and salary, stock option, performance share and benefit information as of December 31, 2008. Except as expressly provided herein or amounts owed up through the date of termination, Executive does not receive any additional payments in the event of voluntary termination, early retirement (prior to age 65), retirement (age 65 or older), involuntary for cause termination, change in control, or upon death or upon disability.

     (2) For purposes of this discussion, termination of executive without cause would generally be termination for i) failure to substantially perform his duties, ii) committing any act which is intend to injure BOK Financial or its affiliates, iii) conviction of any criminal act or act involving moral turpitude, iv) committing any dishonest or fraudulent act which is material to BOKF or its affiliates, including reputation or v) refusing to obey orders of the CEO unless such instructions would require executive to commit an illegal act, could subject executive to personal liability, would require executive to violate the terms of his agreement or are inconsistent with recognized ethical standards or inconsistent with the duties of an officer of the bank.

     (3) "Change of Control" occurs if Mr. George Kaiser, and/or members of the family of Mr. Kaiser collectively cease to own more shares of the voting capital stock of BOKF than any other shareholder (or group of shareholders acting in concert to control BOKF to the exclusion of Mr. Kaiser, affiliates of Mr. Kaiser or members of the family of Mr. Kaiser); or BOK Financial ceases to own directly or indirectly more than 50% of the voting capital stock of BOk.

     (4) While BOK Financial no longer contributes to the pension plan, the hypothetical account balance increases at 5.25% annually and the executive may receive this interest for the identified period.

              Related Party Transaction Review and Approval Policy

         BOK Financial has a written related party transaction policy, approved by the Risk Oversight and Audit Committee ("ROAC"), which requires that all related party transactions reportable pursuant to SEC regulation S-K, Item 404(a) must be submitted to the Chief Financial Officer ("CFO") for review. ROAC conducts appropriate review and oversight of such transactions for potential conflict of interest situations in accordance with NASDAQ Rule 4350(h).

         The related-party transaction must be intended for the benefit of the Company and made on terms no less favorable than those terms for unrelated persons. The CFO must also consider whether the transaction is occurring at arm's length and the impact of the related party transaction on financial statement accounting and disclosure.

         If the CFO determines that the transaction would be material, he must present the details and his conclusion to the Chairman of ROAC. The Chairman of ROAC will submit the related party transaction to ROAC for approval based upon the same criteria as considered by the CFO, in addition to such criteria as may be deemed relevant by the members.

         The Company annually requires each of its directors and executive officers to complete a directors' and officers' questionnaire that elicits information about related person transactions. The Company's Office of General Counsel reviews all transactions disclosed in the officer and director questionnaires and discusses any transactions not previously identified with the CFO and verifies compliance with independence requirements under NASDAQ Rule 4350 and Section 162(m) of the Internal Revenue Code.

                              Certain Transactions

         Certain principal shareholders, directors of the Company and their associates were customers of and had loan transactions with BOK Financial or its subsidiaries during 2008. None of them currently outstanding are classified as nonaccrual, past due, restructured or potential problem loans. All such loans
(i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company, and (iii) did not involve more than normal risk of collectability or present other unfavorable features.

         Certain related parties are customers of the Company for services other than loans, including consumer banking, corporate banking, risk management, wealth management, brokerage and trading, or fiduciary/trust services. The Company engages in transactions with related parties in the ordinary course of business and in compliance with applicable regulation.

         BOk leases office space in the Copper Oaks and Lewis Center facilities located in Tulsa, Oklahoma, which are owned by Mr. Kaiser and affiliates. Lease payments for both facilities totaled $1.1 million in 2008. BOk also leases office space in the Penn Park facility located in Oklahoma City, Oklahoma, which is owned by Mr. Kaiser and affiliates. Lease payments for this space totaled $120,081 in 2008.

         Mr. Malcolm, a BOK Financial director, is the President and Chief Executive Officer for the Williams Companies, Inc., the parent company of the Williams Headquarters Building Company. In 2008, lease payments made to the Williams Headquarters Building Company were approximately $3.2 million. BOk began leasing the BOk Tower in 1974.

         In 2008, an affiliate of BOK Financial or its subsidiaries sold Oklahoma State Income Tax Credits to (a) George Kaiser, Chairman of the Board, and affiliates of Mr. Kaiser, receiving $5,070,000, and (b) Stan Lybarger, President and Chief Executive Officer, receiving $100,000. The credits are sold to affiliates on the same terms and conditions as third parties.

         QuikTrip Corporation has entered into a fee sharing agreement with TransFund, BOk's automated teller machine (ATM) network, ("TransFund") respecting transactions completed at TransFund ATMs placed in QuikTrip locations. In 2008, BOk paid QuikTrip $2.4 million pursuant to this agreement. Mr. Cadieux, a BOK Financial Director, is President, Chief Executive Officer, a director and a shareholder of QuikTrip Corporation.

         Great Plains National Bank, located in Elk City, Oklahoma, received bank credit card and other merchant services from TransFund for which it paid approximately $381,270 in fees. Steven Nell, the Company's Chief Financial Officer, and certain family members own approximately 13.7% of Great Plains National Bank. Mr. Nell's father, W.B. Nell, Jr., is Chairman of the Great Plains National Bank Board of Directors.

         Mr. Joullian, a director of BOK Financial, is the President of Mustang Fuel Corporation, Mustang Gas Products, LLC and Eagle Gas Marketing. BOk engages in routine energy hedging transactions with Mustang Fuel Corporation, Mustang Gas Products, LLC and Eagle Gas Marketing on terms offered to customers of BOk generally. In 2008, Mustang Fuel Corporation, Mustang Gas Products, LLC and Eagle Gas Marketing (collectively, "Mustang") together hedged 853,920 MMbtu of natural gas and 12,000 barrels of oil. On December 31, 2008, short fair value of these Mustang hedges was $208,888. The value of the hedges depends on the market price of the hedged commodities, varies from day to day, and could, on any given day, be a long fair value.

         The Company conducts merchant banking activities through its BOK Financial Capital Services subsidiary ("BOKF-CS"). In 2007, BOKF-CS purchased a 10.4% ownership interest in Newco Valves, LLC from an affiliate of Mr. Kaiser for $7,000,000. The purchase was made at the same price and on the same terms as the affiliate of Kaiser acquired a controlling interest in Newco Valves from the prior owners, but six days later and from the Kaiser affiliate instead of directly from the Newco Valves owners due to timing issues related to closing. The parties continue to hold this investment. In December 2008, a subsidiary of the Company invested $3.02 million to purchase a 6% equity holding in Global Holdings, LLC at the same time Mr. Kaiser acquired an equity position in Global Holdings LLC.

         On July 21, 2008, the Company entered into a $188 million, unsecured revolving credit agreement with Mr. Kaiser. Interest on the outstanding balance is based on one-month LIBOR plus 125 basis points and is payable quarterly. Additional interest in the form of a facility fee is paid quarterly on the unused portion of the commitment at 25 basis points. This agreement has no restrictive covenants. This credit agreement matures in December 2010. At December 31, 2008 the outstanding balance under this credit agreement was $50 million. The revolving credit agreement with Mr. Kaiser replaced a similar credit agreement with certain commercial banks that was terminated at the Company's request. The Company was in compliance with all terms of that credit agreement when it was terminated. Subsequent to December 31, 2008, the Company fully repaid all amounts owed under this credit agreement.

         Thomas L. Kivisto resigned from the Company board July 16, 2008. Mr. Kivisto formerly served as President of SemGroup L.P. On July 15, SemGroup, L.P. filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for Delaware. In connection therewith, the Company recognized a $26 million loan charge off and a $41 million loss on derivative contracts with SemGroup, L.P. At December 31, 2008, the Company held $48 million of non-accruing loans due from SemGroup, L.P.

         Cavanal Hill Investment Management, Inc., a wholly-owned subsidiary of BOk, is the administrator to and investment advisor for the Cavanal Hill Funds. BOk is custodian and BOSC, Inc. is distributor. Cavanal Hill Funds is a diversified, open-ended investment company established in 1987 as a business trust under the Investment Company Act of 1940. Cavanal Hill Funds' products are offered to customers, employee benefit plans, trust and the general public in the ordinary course of business. Approximately 99% of Cavanal Hill Funds' assets of $3.8 billion are held for BOK Financial's clients. Steven Bradshaw, Senior Executive Vice President, Consumer Banking and Wealth Management, is a Trustee for Cavanal Hill Funds. James Huntzinger, Chief Investment Officer, is President of Cavanal Hill Funds.

         On December 4, 2008, the Company entered into a $25,000,000 loan commitment with the Tulsa Community Foundation ("TCF") to be secured by tax-exempt bonds purchased from the Tulsa Stadium Trust (an Oklahoma public trust of which the City of Tulsa is the sole beneficiary) by TCF. Stanley Lybarger, President and CEO of the Company, is Chairman of the Tulsa Stadium Trust.

                                Insider Reporting

         Based upon a review of the filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal year 2008 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 with the exception of a late report in February 2008 relating to 482 shares acquired and 425 shares disposed through the exercise of stock options for Mr. Cotter; a late report in February 2008 relating to 4,453 shares disposed through the sale of stock for Mr. Ball; a late report in February 2008 relating to 1,000 shares disposed through the sale of stock for Mr. Funke; a late report in August 2008 relating to 2,635 shares acquired through the purchase of stock by Mr. Parker; a late report in August 2008 relating to 1,315 shares acquired through the purchase of stock by Mr. Parker's wife, Mary Parker; and a late report in August 2008 relating to 73 shares acquired through the purchase of stock by Mr. Parker's son, Joe Parker. All late reports related to the disposal of shares through the exercise of options were reported within one day of the filing date.

                            Proposals of Shareholders

         The Board of Directors will consider proposals of shareholders intended to be presented for action at the Annual Meeting of Shareholders. According to the rules of the Securities and Exchange Commission, such proposals shall be included in the Company's Proxy Statement if they are received in a timely manner and if certain other requirements are met. For a shareholder proposal to be included in the Company's Proxy Statement relating to the 2010 Annual Shareholders' Meeting, a written proposal complying with the requirements established by the Securities and Exchange Commission must be received at the Company's principal executive offices, located at Bank of Oklahoma Tower, Tulsa, Oklahoma 74172, no later than December 1, 2009.

                                  Other Matters

         Management does not know of any matters to be presented for action at the meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters properly come before the meeting, it is intended that the Proxy solicited hereby will be voted in accordance with the recommendations of the Board of Directors.

         COPIES OF THE ANNUAL REPORT ON FORM 10-K AND OTHER DISCLOSURE STATEMENTS FOR BOK FINANCIAL CORPORATION MAY BE OBTAINED WITHOUT CHARGE TO THE SHAREHOLDERS BY WRITING TO THE CHIEF FINANCIAL OFFICER, BOK FINANCIAL CORPORATION, P. O. BOX 2300, TULSA, OKLAHOMA 74192, OR THROUGH THE INTERNET AT WWW.EDOCUMENTVIEW.COM/BOKF OR VIA E-MAIL TO SKYMES@BOKF.COM.

         THE COMPANY MAKES AVAILABLE ITS PERIODIC AND CURRENT REPORTS, FREE OF CHARGE, ON ITS WEB SITE AS SOON AS REASONABLY PRACTICABLE AFTER SUCH MATERIAL IS ELECTRONICALLY FILED WITH, OR FURNISHED TO, THE SEC AT HTTP://WWW.BOKF.COM.

                                  APPENDIX "A"

                            BOK FINANCIAL CORPORATION

                           2009 OMNIBUS INCENTIVE PLAN


         Adopted by Action of the Independent Compensation Committee of

                BOK Financial Corporation taken February 24, 2009

          Adopted by Certificate of Action of the Board of Directors of

                BOK Financial Corporation dated February 24, 2009

         THIS 2009 OMNIBUS INCENTIVE PLAN (the "Plan") of BOK Financial Corporation (the "Company"), an Oklahoma corporation with its principal office in Tulsa, Oklahoma, sets forth the terms and conditions under which stock options and restricted stock may be granted from time to time to its officers, executives, and key employees, subject to the following provisions:

1. Purpose. The purpose of the Plan is to advance the interests of the Company by awarding to certain officers, executives, and other key employees of the Company and its subsidiaries who make exceptional contributions to the Company by their ability, loyalty, industry, and innovativeness: (a) stock options ("Stock Options") to purchase shares of the common capital stock of the Company, par value $0.00006 per share ("Common Stock"), and/or (b) restricted shares of the Common Stock ("Restricted Stock"). The Company intends that the Plan will closely associate the interests of officers, executives, and key employees with those of the Company's shareholders and will facilitate securing, retaining, and motivating officers, executives, and employees of high caliber and potential.

2.       Administration.

         (a) Awards of Stock Options and/or of Restricted Stock pursuant to the Executive Incentive Plan. Stock Options or Restricted Stock awarded pursuant to the 2003 Executive Incentive Plan, as amended (the "EIP") shall be administered by the Independent Compensation Committee of the Board of Directors (the "Committee") of the Company (the "EIP Awards"). With regard to the EIP Awards, the Committee shall have full and final authority in its discretion to interpret conclusively the provisions of the Plan; to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the award to be made and the amount, size, terms and restrictions of each such award; to determine the time when awards will be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

         (b) Awards of Stock Options and/or of Restricted Stock outside of the Executive Incentive Plan. Stock Options or Restricted Stock awarded other than pursuant to the EIP shall be administered by the Chief Executive Officer (the "CEO") (the "Non-EIP Awards"). With regard to the Non-EIP Awards, the CEO shall have full and final authority in his discretion to interpret conclusively the provisions of the Plan; to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the award to be made and the amount, size, terms and restrictions of each such award; to determine the time when awards will be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

3. Shares Subject to Plan. The shares issued under the Plan, whether issued as Stock Options or as Restricted Stock or some combination of Stock Options and Restricted Stock, shall not exceed in the aggregate five million (5,000,000) shares of Common Stock. Such shares shall be authorized and unissued shares. Any shares which are awarded hereunder and subsequently forfeited shall again be available under the Plan.

4. Participants. Persons eligible to participate in the Plan and to receive awards of Stock Options or Restricted Stock under the Plan shall be limited to full-time employees of the Company and its subsidiaries who, in the judgment of the Committee or the CEO, make a significant impact upon the profitability of the Company through their decisions, actions and counsel. Those employees to whom awards of Stock Options or Restricted Stock are granted ("Participants") shall be notified by a letter of award ("Award Letter"), which shall bear the date on which the Award Letter is issued (the "Award Date").

5. Maximum Shares Per Participant. No more than 200,000 shares of Common Stock subject to Stock Options, and no more than 60,000 shares of Restricted Stock, shall be issued to a single Participant in any single year.

6. The Stock Options. The Stock Options established hereby are the right to purchase shares of Common Stock of the Company on the terms and conditions hereafter set forth in this and succeeding sections of the Plan:

         (a) Participants may receive awards of Stock Options at any time prior to April 28, 2019.

         (b) The Stock Options owned by each Participant shall entitle the Participant, subject to the terms and conditions hereof, and, if applicable, the terms of the EIP, to purchase that number of shares of Common Stock set forth in one or more Award Letters delivered to the Participant from time to time ("Stock Option Shares").

         (c) The purchase price of shares subject to the Stock Options shall be the fair market value for BOK Financial Common Stock on NASDAQ on the Award Date (the "Option Price").

         (d) The Stock Options may be exercised in accordance with, and only in accordance with, the following schedule:

                  (i) At any time and from time to time one calendar year after the Award Date and prior to four calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

                  (ii) At any time and from time to time two calendar years after the Award Date and prior to five calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

                  (iii) At any time and from time to time three calendar years after the Award Date and prior to six calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

                  (iv) At any time and from time to time four calendar years after the Award Date and prior to seven calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

                  (v) At any time and from time to time five calendar years after the Award Date and prior to eight calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

                  (vi) At any time and from time to time six calendar years after the Award Date and prior to nine calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

                  (vii) At any time and from time to time seven calendar years after the Award Date and prior to ten calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

         (e) The Stock Options may be exercised only by delivering (i) a written notice of exercise (stating the fact that Stock Options are being exercised, the Award Date, and the number of shares being purchased) and (ii) payment in full of the purchase price of the shares being purchased to the Compensation Department of Human Resources of Bank of Oklahoma, National Association. Payment shall be made (i) by personal check of the Participant, (ii) in cash or its equivalent, or (iii) by tendering shares of Common Stock having a value equal to the purchase price based on the closing price quoted for Common Stock on NASDAQ on the trading day immediately preceding the date of exercise, or (iv) a combination of (i), (ii), or (iii).

7. The Restricted Stock. Subject to the provisions of Section 8(c), (d) and (e) all restrictions on the Restricted Stock issued pursuant to the Plan shall lapse as follows:

         (a) Restricted Stock Awarded Pursuant to the EIP. All restrictions on the Restricted Stock issued to a Participant pursuant to the EIP shall lapse:

                  (i) for initial grants of Restricted Stock, on the fifth anniversary of the last day of the year for which the restricted shares were issued (the "Initial Shares 5th Anniversary Date");

                  (ii) for grants of Restricted Stock as a result of exceeding target performance at the end of at the EIP performance period, on the second anniversary of the last day of the year for which the shares were issued (the "Additional Shares 2nd Anniversary Date");

         provided that after the Initial Shares 5th Anniversary Date and the Additional Shares 2nd Anniversary Date, as applicable, such restricted shares may not be sold unless, following such sale, the Participant would own that number of shares of Common Stock provided for in the Executive Management BOK Financial Common Stock Ownership Guidelines which may be established from time to time by the Committee (the "EIP Restricted Stock Period").

         (b) Restricted Stock Awarded Other than Pursuant to the EIP and Special Grants. All restrictions on Restricted Stock issued to a Participant (other than pursuant to the EIP or a Special Grant (as defined below)) shall lapse on the fifth anniversary of the date the Restricted Stock was issued (the "Non-EIP Restricted Stock Period").

         (c) Special Grants. The CEO, at his option, may issue special grants of Restricted Stock for hiring and retention purposes ("Special Grants"). The Award Letter provided to the Participant shall specify the terms and conditions upon which restrictions on Special Grants shall lapse (the "Special Grant Restricted Stock Period").

         (d) Vesting. A Restricted Stock is considered vested when the EIP Restricted Stock Period, the Non-EIP Restricted Stock Period, or the Special Grant Restricted Stock Period, as applicable, lapses.

         (e) Voting and Dividends. Other than as limited by the Plan, Participants shall have all other rights of a shareholder including, but not limited to, the right to vote and receive dividends on such Participant's Restricted Stock prior to vesting.

         (f) Book Entry. Restricted Stock shall be issued and outstanding on the shareholder ledgers maintained by the Company's transfer agent. No physical certificates shall be issued for the Restricted Stock. The Company, without further action by a Participant, may cancel such Participant's Restricted Stock in accordance with the Plan, the EIP, Award Letters, or Employment Agreements.

8. Restrictions and Forfeiture. All Stock Options and Restricted Stock granted under the Plan shall be evidenced by the Award Letter provided to the Participant, and be subject to its terms and to the terms of this Plan, including the following restrictions and forfeitures:

         (a) Non-Transferability.

                  (i) Stock Options awarded may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, other than by will or by the laws of descent and distribution.

                  (ii) Restricted Stock awarded, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered during the applicable Restricted Stock Period specified herein, other than by will or by the laws of descent and distribution.

         (b) Forfeiture. All Stock Options (to the extent not previously exercised) and all Restricted Stock (regardless of issue date), will terminate and be forfeited if the Participant's employment with the Company or its subsidiaries is terminated for any reason, including death, disability, retirement, resignation or involuntary termination (whether such involuntary termination is with or without cause), provided:

                  (i) The Committee, as to EIP Awards, and the CEO, as to Non-EIP Awards, may, in their respective sole discretions (which discretion may be exercised arbitrarily) and subject to approval by the Board of Directors of the Company, extend the termination of Stock Options or Restricted Stock awards in special circumstances;

                  (ii) In the event of the termination of employment of a Participant by reason of death or disability, the Participant (or in the event of death, the personal representative of the Participant) may purchase, any of Participant's Stock Options which the Participant had the right to purchase immediately preceding the date of the Participant's termination of employment within the period of time such Participant could have, but for such termination, exercised such Stock Options;

                  (iii) In the event of termination of employment of a Participation by reason of resignation, retirement or involuntary termination which is other than "for cause" as defined in Section 8 (b)(vi) below, the Participant may purchase, within 90 days of the date of the Participant's termination of employment, any of Participant's Stock Options which the Participant had the right to purchase immediately preceding the date of the Participant's termination of employment.

                  (iv) In the event a Participant's employment is involuntarily terminated by the Company without cause (as described below) and such involuntary termination without cause is within one year following a Change of Control (as defined below), the Participant may purchase, within 90 days of the date of the Participant's termination of employment, all of Participant's Stock Option Common Shares (to the extent not previously purchased), and all the restrictions on the Participant's Restricted Stock shall lapse.

                  (v) A "Change of Control" shall be deemed to have occurred if, and only if:

                           (A) George B. Kaiser, affiliates of George B. Kaiser, and/or members of the family of George B. Kaiser and/or the George Kaiser Family Foundation and/or any charitable trust (including any charitable income trust), or other charitable legal entity created by George B. Kaiser collectively cease to own more shares of the voting capital stock of Company than any other shareholder (or group of shareholders acting in concert to control the Company to the exclusion of George B. Kaiser, affiliates of George
                           B. Kaiser, members of the family of George B. Kaiser or the George Kaiser Family Foundation); or,

                           (B) The Company shall cease to own more than 50% of the voting capital stock of Bank of Oklahoma, National Association.

                  (vi) A Participant shall be deemed to have been terminated "with cause" if the Board of Directors of the Company determines (in its sole discretion provided only that such discretion is exercised with honesty in fact) that the Participant was terminated by reason of (A) any failure to substantially perform Participant's employment obligations to the Company in a satisfactory manner, (B) any intentional act materially injurious to the Company, (C) any act of moral turpitude, (D) any material dishonest or fraudulent act, or
                  (E) any refusal to obey orders or instructions of the Participant's appropriate supervisors or seniors.

                  (viii) A Participant shall be deemed employed by the Company so long as and only so long as the employee is in the employment of BOK Financial Corporation or a direct or indirect subsidiary of BOK Financial Corporation in which BOK Financial Corporation owns, directly or indirectly, more shares of the voting capital stock than any other shareholder (or group of shareholders acting in concert to control such subsidiary to the exclusion of the Company).

                  (ix) Dividends paid or payable on the Restricted Stock prior to forfeiture will not be forfeited or otherwise need to be refunded to the Company, even if the shares themselves have been forfeited.

         (c) Resale. Common Stock acquired by a Participant pursuant to the Plan may be resold only pursuant to the provisions of Section 19 hereof.

         (d) EIP Restrictions. Stock Options and Restricted Stock awarded pursuant to the EIP are subject to the performance measures and terms of the EIP. In the event there is a conflict between this Plan and/or an Award Letter and the EIP, the EIP shall control.

         (e) Individual Employment Agreements. Stock Options and Restricted Stock issued pursuant to, or governed by, an individual employment agreement between a Participant and the Company or one of its affiliates (an "Employment Agreement") shall be subject to the terms of such Employment Agreement. In the event of a conflict between the Plan and an Employment Agreement, the Employment Agreement shall prevail.

9. Fair market value. Fair market value as of any date shall be the closing price at which shares of Company Common Stock were sold on the valuation day as quoted by NASDAQ or, if there were no sales on that date, then on the last day prior to the valuation day during which there were sales (the "Fair Market Value").

10. Rights to Terminate Employment. Nothing in the Plan or in any Award Letter shall confer upon any Participant the right to continue in the employment of the Company, nor affect any right which the Company may have to terminate the employment of such Participant.

11. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to withhold from sums due the Participant, or to require the Participant to remit to the Company, any amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate for such shares.

12. Tax Effects.

         (a) The Plan is not qualified under Section 401(a) of the Internal Revenue Code.

         (b) Unless otherwise allowed or required by tax law, the Company will be entitled to an income tax deduction (i) with regard to Stock Options, at the date of exercise of the Stock Options by the Participants and (ii) with regard to Restricted Stock when the Restricted Stock vests. The amount of the deduction will be equal to
         (i) with regard to Stock Options, the spread between the Fair Market Value and the Option Price and (ii) with regard to Restricted Stock, the Fair Market Value of the Restricted Stock on the vesting date

         (c) Participants should consult their tax advisors as to the tax effect of Stock Options and Restricted Stock received under the Plan as individual circumstances and changes to tax laws and regulations may change the tax treatment of the Stock Options and Restricted Stock. Generally, Participants will recognize income (i) with regard to Stock Options, at the date of exercise of the Stock Options and (ii) with regard to Restricted Stock, on the vesting date (unless the Participant elects to recognize income on the date of grant), in an amount equal to the deduction allowed to the Company, as Section 12(b) above. Income recognized due to the exercise of a Stock Option or vesting of Restricted Stock will be subject to withholding and reported to the employee on form W-2. Generally, participants will not be subject to any further income recognition until a taxable transaction occurs involving the vested stock, in the case of Restricted Stock, or the purchase of stock, in the case of Stock Options. The basis in the stock is equal to the (i) Fair Market Value at the date of exercise for the Stock Options and (ii) the Fair Market Value at the date of vesting for the Restricted Stock, and future transactions will be subject to capital asset rules. However, the amount of taxable income and the basis on the Restricted Stock will also depend on whether the Participant makes an 83(b) election under the Internal Revenue Service code.

13. Non-Uniform Determinations. The determinations by the Committee or the CEO under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and the timing of such awards, and the terms and provisions of such awards) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, regardless of whether such persons are similarly situated.

14. Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee and/or the CEO shall appropriately adjust the number and class of shares which may be issued under the Plan and shall provide for corresponding equitable adjustments in shares previously awarded and still subject to restrictions hereunder.

15. Amendment. The Board of Directors of the Company may discontinue, suspend or amend the Plan at any time, except that without shareholder approval, the Board of Directors may not materially (a) increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to paragraph 14 hereof); (b) increase the benefits accruing to participants under the Plan; (c) modify the requirements as to eligibility for participation in the Plan; or (d) modify the Plan in a way which, by law or regulation, would require shareholder approval. Stock Options issued pursuant to the Plan may not be re-priced.

16. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company, and any awards made pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company, unless specifically provided in such other plan.

17. Duration of the Plan. The Plan shall become effective when it is approved by the shareholders of the Company. The Plan shall remain in effect until all Stock Options awarded under the Plan have been exercised or have expired or all Restricted Stock awarded under the Plan are free of all restrictions imposed by the Plan and applicable Award Letters, whichever is later, but no award shall be made more than ten years after the date the Plan is approved by the shareholders of the Company.

18. Successors. This Plan shall bind any successor of the Company, its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place. In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Plan, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligations under this Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The term "Company," as used in the Plan, shall mean the Company as hereinbefore defined and any successor or assignee to the business or assets which by reason hereof becomes bound by this Plan.

19. Reoffer or Resale of Common Stock Acquired Pursuant to the Plan. The reoffer or resale of Company Common Stock acquired by a Participant pursuant to the Plan shall be subject to the following terms and conditions:

         (a) If the Participant is an affiliate of the Company, the reoffer or resale of Company Common Stock may be made by the Participant only (i) by means of a reoffer prospectus pursuant to an effective registration statement on Form S-8 or (ii) in accordance with the provisions of SEC Rule 144 or (iii) pursuant to the determination of the Company's general counsel that there is an available exemption under the federal and state securities laws.

         (b) If the Participant is not an affiliate of the Company, the reoffer or resale is not subject to restriction, except as set forth in Section 19(c) of this Plan.

         (c) Prior to reoffering or reselling any Company Common Stock acquired pursuant to this Plan, the Participant shall advise the Compensation Department of Human Resources of Bank of Oklahoma, National Association which shall refer the matter to the Company's general counsel. The Company's general counsel shall determine whether the Participant is an affiliate or a non-affiliate of Company. If the Company's general counsel determines Participant is an affiliate, the Participant shall offer and sell the Company Common Stock only as provided by Section 19(a).

20. Miscellaneous Provisions. The following miscellaneous provisions shall apply to the Plan:

         (a) This Plan is made and executed in Tulsa County, Oklahoma;

         (b) This Plan shall be subject to, and interpreted in accordance with, the laws of the State of Oklahoma;

         (c) This Plan is the entire agreement of the parties respecting the subject matter hereof. There are no other agreements, whether oral or written, respecting the subject matter hereof;

         (d) Headings used in the Plan are for convenience only, do not modify or affect the meaning of any provision herein, and shall not serve as a basis for interpretation or construction of the Plan;

         (e) Rights and obligations arising under the Plan may not be assigned; and

         (f) In any action brought by a party hereto to enforce the obligations of any other party hereto, the prevailing party shall be entitled to collect from the opposing party to such action such party's reasonable litigation costs and attorneys fees and expenses (including court costs, reasonable fees of accountants and experts, and other expenses incidental to the litigation).

21.      Additional Information.

         (a) The Plan is not subject to the provisions of the Employee Retirement Income Security Act.

         (b) No reports shall be required to be delivered to the Participants as to the status of their participation in the Plan. However, a Participant may contact the Compensation Department of Human Resources of Bank of Oklahoma, National Association to determine information regarding status of restrictions on shares issued pursuant to the Plan.

22. Incorporation of Certain Documents by Reference. The Company is subject to the information reporting requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). The following documents filed with the Commission are incorporated in this part of the Section 10(a) Prospectus by reference:

         (a) Registration Statement on Form S-1 and the Prospectus included therein (Registration No. 33-40950), as amended, filed under the Securities Act of 1933 with the Commission and declared effective on August 13, 1991.

         (b) Registration Statement on Form 10 (Registration No. 0-19341), filed under the Exchange Act with the Commission, and subsequent amendments thereto filed on Form 8.

         (c) Information Statement and Prospectus Supplement filed with the Commission on November 20, 1991, under the Exchange Act and also under the Securities Act of 1933.

         (d) The description of Company's capital stock contained on page 2 in the Registration Statement on Form 10, as amended by filings on Form 8, filed under the Exchange Act (Registration

         No. 0-19341), including any amendment or report filed for the purpose of updating such description.

         (e) Annual Report on Form 10-K filed with the Commission on February 27, 2009.

         (f) Additionally, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration statement and to be part thereof from the date of filing of such documents

         All documents incorporated by reference in this part of the Section 10(a) Prospectus and all other documents required to be delivered to employees pursuant to Rule 428(b) of the Securities Act of 1933 may be obtained, without charge, upon written or oral request to the Compensation Department of Human Resources of Bank of Oklahoma, National Association at P.O. Box 2300, Tulsa, Oklahoma 74192, telephone number (918) 588-6547. Any additional information about the Plan or its administrators may also be obtained by contacting the Compensation Department of Human Resources of Bank of Oklahoma, National Association.

Annual Meeting Proxy Card

A Proposals -- The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 4.

1. Election of Directors: 01 - Gregory S. Allen      02 - C. Fred Ball, Jr.    03 - Sharon J. Bell        04 - Peter C. Boylan III
                          05 - Chester Cadieux III   06 - Joseph W. Craft III  07 - William E. Durrett    08 - John W. Gibson
                          09 - David F. Griffin      10 - V. Burns Hargis      11 - E. Carey Joullian IV  12 - George B. Kaiser
                          13 - Robert J. LaFortune   14 - Stanley A. Lybarger  15 - Steven J. Malcolm     16 - E.C. Richards

[ ] Mark here to vote FOR all nominees

[ ] Mark here to WITHHOLD vote from all nominees

[ ] For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

2. Approval of 2009 Omnibus Incentive Plan.   [ ] For  [ ] Against  [ ] Abstain

3. Ratification of Ernst & Young LLP as BOK Financial Corporation's independent auditors for the fiscal year ending December 31, 2009.
[ ] For  [ ] Against  [ ] Abstain

4. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.
[ ] For  [ ] Against  [ ] Abstain

B Non-Voting Items
Change of Address -- Please print your new address below.




Comments -- Please print your comments below.




C Authorized Signatures -- This section must be completed for your vote to be counted.-- Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print date below.



Signature 1 -- Please keep signature within the box



Signature 2 -- Please keep signature within the box



Proxy -- BOK FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frederic Dorwart and Tamara R. Wagman as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of BOK Financial Corporation held of record by the undersigned on March 2, 2009, at the annual meeting of shareholders to be held on April 28, 2009 or any adjournment thereof.

Your shares will be voted in accordance with your instructions. If no choice is specified and you are not voting shares held in the BOK Financial Thrift Plan (the "Plan"), your shares will be voted FOR the nominees in the election of directors, FOR approval of the 2009 Omnibus Incentive Plan and FOR the ratification of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending December 31, 2009. If no voting direction is provided for shares held in the Plan, such shares will be voted by the Trustee of the Plan in the same ratio as those shares credited to the account of the Plan members who do give instructions to the Trustee.

PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.